EXHIBIT 4.2

EXECUTION VERSION

TRUST SUPPLEMENT NO. 2007-1B

Dated as of October 11, 2007

between

DELTA AIR LINES, INC.

and

U.S. BANK TRUST NATIONAL ASSOCIATION,

as Trustee,

To

PASS THROUGH TRUST AGREEMENT

Dated as of November 16, 2000

Delta Air Lines Pass Through Trust 2007-1B

Delta Air Lines Pass Through Certificates,

Series 2007-1B

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS	2
Section 1.01 Definitions	2
ARTICLE II DECLARATION OF TRUST	9
Section 2.01 Declaration of Trust	9
Section 2.02 Permitted Activities	10
ARTICLE III THE CERTIFICATES	10
Section 3.01 The Certificates	10
Section 3.02 Terms and Conditions	10
ARTICLE IV ISSUANCE AND TRANSFER OF THE CLASS B CERTIFICATES	12
Section 4.01 Issuance of Class B Certificates	12
Section 4.02 Restrictive Legends	13
Section 4.03 Book-Entry Provisions for Global Certificates	15
Section 4.04 Special Transfer Provisions	16
ARTICLE V DISTRIBUTION; STATEMENTS TO CERTIFICATEHOLDERS	18
Section 5.01 Statements to Certificateholders	18
ARTICLE VI DEFAULT	20
Section 6.01 Purchase Rights of Certificateholders	20
ARTICLE VII THE TRUSTEE	23
Section 7.01 Delivery of Documents; Delivery Dates	23
Section 7.02 Withdrawal of Deposits	25
Section 7.03 The Trustee	25
Section 7.04 Representations and Warranties of the Trustee	25
Section 7.05 Trustee Liens	26
ARTICLE VIII ADDITIONAL AMENDMENT; SUPPLEMENTAL AGREEMENTS	26
Section 8.01 Amendment of Section 5.02 of the Basic Agreement	26
Section 8.02 Supplemental Agreements Without Consent of Class B Certificateholders	26
Section 8.03 Supplemental Agreements with Consent of Class B Certificateholders	27
Section 8.04 Consent of Holders of Certificates Issued under Other Trusts	27
ARTICLE IX MISCELLANEOUS PROVISIONS	28
Section 9.01 Final Termination Date	28
Section 9.02 Basic Agreement Ratified	28
Section 9.03 Governing Law	28
Section 9.04 Counterparts	28
Section 9.05 Intention of Parties	28

i

EXHIBITS

Exhibit A	-	Form of Certificate
Exhibit B	-	DTC Letter of Representations

SCHEDULES

Schedule I-A	-	Equipment Note Principal Payments
Schedule I-B	-	Aggregate Equipment Note Principal Payments
Schedule II	-	Equipment Notes, Principal Amounts, Maturities and Aircraft
Schedule III	-	Note Documents

ii

TRUST SUPPLEMENT NO. 2007-1B

This TRUST SUPPLEMENT NO. 2007-1B, dated as of October 11, 2007 (the “Trust Supplement”), between DELTA AIR LINES, INC., a Delaware corporation (the “Company” or “Delta”), and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as successor trustee (the “Trustee”) under the Pass Through Trust Agreement, dated as of November 16, 2000, between the Company and U.S. Bank Trust National Association, as successor in interest to State Street Bank and Trust Company of Connecticut, National Association (the “Basic Agreement”).

W I T N E S S E T H:

WHEREAS, the Basic Agreement, which is unlimited as to the aggregate face amount of Certificates that may be issued and authenticated thereunder, has heretofore been executed and delivered;

WHEREAS, Delta is the owner of the 36 aircraft described in Schedule II (the “Aircraft”);

WHEREAS, pursuant to each Indenture, Delta will issue on a recourse basis three series of Equipment Notes secured by the related Aircraft;

WHEREAS, the Trustee shall hereby declare the creation of the Class B Trust (as defined below) for the benefit of Holders of the Class B Certificates (as defined below) to be issued in respect of such Class B Trust, and the initial Holders of the Class B Certificates, as grantors of such Class B Trust, by their respective acceptances of the Class B Certificates, shall join in the creation of the Class B Trust with the Trustee;

WHEREAS, all Certificates to be issued by the Class B Trust will evidence Fractional Undivided Interests in the Class B Trust and will have no rights, benefits or interests in respect of any other separate Trust or the property held therein;

WHEREAS, the Escrow Agent and the Initial Purchasers have contemporaneously herewith entered into an Escrow Agreement with the Escrow Paying Agent pursuant to which the Initial Purchasers will deliver to the Escrow Agent the proceeds from the sale of the Class B Certificates, and have irrevocably instructed the Escrow Agent to withdraw and pay funds from such proceeds upon request and proper certification by the Trustee to purchase Equipment Notes pursuant to the NPA and the applicable Participation Agreement from time to time prior to the Delivery Period Termination Date;

WHEREAS, the Escrow Agent on behalf of the Class B Certificateholders has contemporaneously herewith entered into a Deposit Agreement with the Depositary under which the Deposits referred to herein will be made and from which Deposits it will withdraw funds to allow the Trustee to purchase Equipment Notes from time to time prior to the Delivery Period Termination Date;

WHEREAS, pursuant to the terms and conditions of the Basic Agreement, as supplemented by this Trust Supplement, the NPA and the Participation Agreements, the Trustee

on behalf of the Class B Trust shall purchase the Equipment Notes issued by the Company pursuant to the Indentures having the identical interest rate as, and final maturity dates not later than the final Regular Distribution Date of, the Class B Certificates issued hereunder and shall hold such Equipment Notes in trust for the benefit of the Class B Certificateholders;

WHEREAS, pursuant to the terms and conditions of the Intercreditor Agreement referred to in Section 3.01(i) hereof, the Trustee and the other parties thereto will agree to the terms of subordination set forth therein;

WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

WHEREAS, upon the occurrence of a Registration Event, the Basic Agreement, as supplemented by this Trust Supplement, shall become subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01    Definitions. Unless otherwise specified herein or the context otherwise requires, capitalized terms used but not defined herein shall have the respective meanings set forth, and shall be construed and interpreted in the manner described, in the Basic Agreement. As used herein, the term “Agreement” shall mean the Basic Agreement, as supplemented by this Trust Supplement. For all purposes of the Basic Agreement as supplemented by this Trust Supplement, the following capitalized terms have the following meanings (any term used herein which is defined in both this Trust Supplement and the Basic Agreement shall have the meaning assigned thereto in this Trust Supplement for purposes of the Basic Agreement as supplemented by this Trust Supplement).

Account: Has the meaning ascribed thereto in the Deposit Agreement.

Additional Certificates: Has the meaning specified in the Intercreditor Agreement.

Additional Certificateholder: Has the meaning specified in the Intercreditor Agreement.

Additional Trust: Has the meaning specified in the Intercreditor Agreement.

Agreement: Has the meaning specified in the first paragraph of Section 1.01 of this Trust Supplement.

Aircraft: Has the meaning specified in the preamble to this Trust Supplement.

Applicable Delivery Date: Has the meaning specified in Section 7.01(b) of this Trust Supplement.

Applicable Participation Agreement: Has the meaning specified in Section 7.01(b) of this Trust Supplement.

Applicable Notice of Delivery Withdrawal: Has the meaning specified in the Escrow Agreement.

Basic Agreement: Has the meaning specified in the preamble to this Trust Supplement.

Business Day: Has the meaning specified in the Intercreditor Agreement.

Certificate: Means a Class A Certificate, a Class B Certificate or a Class C Certificate, as applicable.

Certificate Buy-Out Event: Has the meaning specified in the Intercreditor Agreement.

Certificateholder: Means, with respect to any Class of Certificates, the Person in whose name a Certificate is registered in the Register for the Certificates of such Class.

Class: Has the meaning specified in the recitals to the Intercreditor Agreement.

Class A Certificateholder: Means, at any time, any Certificateholder of one or more Class A Certificates.

Class A Certificates: Has the meaning specified in the Intercreditor Agreement.

Class A Trust: Has the meaning specified in the Intercreditor Agreement.

Class A Trust Agreement: Has the meaning specified in the Intercreditor Agreement.

Class A Trustee: Has the meaning specified in the Intercreditor Agreement.

Class B Certificateholder: Means, at any time, any Certificateholder of one or more Class B Certificates.

Class B Certificates: Has the meaning specified in Section 3.01 of this Trust Supplement.

Class B Trust: Has the meaning specified in Section 2.01 of this Trust Supplement.

Class C Certificateholder: Has the meaning specified in the Intercreditor Agreement.

Class C Certificates: Has the meaning specified in the Intercreditor Agreement.

Class C Trust: Has the meaning specified in the Intercreditor Agreement.

Class C Trust Agreement: Has the meaning specified in the Intercreditor Agreement.

Class C Trustee: Has the meaning specified in the Intercreditor Agreement.

Code: Means the Internal Revenue Code of 1986, as amended.

Company: Has the meaning specified in the preamble to this Trust Supplement.

Corporate Trust Office: Has the meaning specified in the Intercreditor Agreement.

Cut-off Date: Has the meaning specified in Section 3.02(b) of this Trust Supplement.

Definitive Certificates: Has the meaning specified in Section 4.01(e) of this Trust Supplement.

Delivery Notice: Has the meaning specified in the NPA.

Delivery Period Termination Date: Means the earlier of (a) January 9, 2008 and (b) the date on which Equipment Notes issued with respect to all of the Aircraft have been purchased by the Class B Trust and the Other Trusts in accordance with the NPA.

Delta: Has the meaning specified in the preamble to this Trust Supplement.

Deposit Agreement: Means, subject to Section 4(a)(vi) of the NPA, the Deposit Agreement dated as of October 11, 2007 relating to the Class B Certificates between the Depositary and the Escrow Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

Depositary: Means, subject to Section 4(a)(vi) of the NPA, Credit Suisse, a banking institution organized under the laws of Switzerland, acting through its New York branch.

Deposits: Has the meaning specified in the Deposit Agreement.

Distribution Date: Means a Regular Distribution Date or a Special Distribution Date.

DTC: Has the meaning specified in Section 3.02(f) of this Trust Supplement.

DTC Participants: Has the meaning specified in Section 4.01(b) of this Trust Supplement.

Equipment Notes: Has the meaning specified in the Intercreditor Agreement.

ERISA: Means the Employee Retirement Income Security Act of 1974, as amended.

Escrow Agent: Means, initially, U.S. Bank National Association, a national banking association, and any replacement or successor therefor appointed in accordance with the Escrow Agreement.

Escrow Agreement: Means the Escrow and Paying Agent Agreement dated as of October 11, 2007 relating to the Class B Certificates, among the Escrow Agent, the Escrow Paying Agent, the Trustee and the Initial Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

Escrow Paying Agent: Means the “Paying Agent” as defined in the Escrow Agreement.

Escrow Receipt: Means a receipt substantially in the form annexed to the Escrow Agreement representing a fractional undivided interest in the funds held in escrow thereunder.

Event of Default: With respect to any Indenture, has the meaning specified in Section 4.01 of such Indenture.

Exchange Certificate: Has the meaning specified in Section 3.01 of this Trust Supplement.

Exchange Offer Registration Statement: Has the meaning specified in the Registration Rights Agreement.

Final Withdrawal: Has the meaning specified in the Escrow Agreement.

Final Withdrawal Date: Has the meaning specified in the Escrow Agreement.

Fractional Undivided Interests: Has the meaning specified in the Intercreditor Agreement.

Global Certificates: Has the meaning specified in Section 4.01(b) of this Trust Supplement.

Global Exchange Certificate: Has the meaning specified in Section 4.01(f) of this Trust Supplement.

Holder: Means a Certificateholder.

Indenture: Has the meaning specified in the Intercreditor Agreement.

Indirect Participants: Has the meaning specified in Section 4.01(b) of this Trust Supplement.

Initial Certificates: Has the meaning specified in Section 3.01 of this Trust Supplement.

Initial Purchasers: Means the several initial purchasers listed as such in the Purchase Agreement.

Intercreditor Agreement: Has the meaning specified in Section 3.02(i) of this Trust Supplement.

Investment Grade Rating: Means a rating in one of the four highest categories assigned to long-term debt or in an equivalent short-term category (within either of which there may be sub-categories or gradations indicating relative standing) by at least one nationally recognized statistical rating organization that is not an affiliated Person of Delta or the Class B Trust or of any Person involved in the organization or operation of Delta or the Class B Trust.

Issuance Date: Has the meaning specified in Section 7.01(a) of this Trust Supplement.

Junior Additional Certificateholder: Has the meaning specified in the Intercreditor Agreement.

Liquidity Provider: Has the meaning specified in the Intercreditor Agreement.

Loan Trustee: Means, with respect to any Indenture, the bank, trust company or other financial institution designated as loan trustee thereunder, and any successor to such loan trustee.

Make-Whole Amount: With respect to any Indenture, has the meaning specified in the Indenture pursuant to which such Equipment Note was issued.

Notice of Delivery Withdrawal: Has the meaning specified in the Deposit Agreement.

NPA: Means the Note Purchase Agreement dated as of October 11, 2007 among the Trustee, the Other Trustees, the Company, the Escrow Agent, the Escrow Paying Agent and the Subordination Agent, providing for, among other things, the purchase of Series B Equipment Notes (as defined in the Intercreditor Agreement) by the Trustee on behalf of the Class B Trust, as the same may be amended, supplemented or otherwise modified from time to time, in accordance with its terms.

Offering Memorandum: Means the final offering memorandum dated October 4, 2007 relating to the offering of the Class A Certificates, the Class B Certificates and the Class C Certificates.

Operative Agreements: Has the meaning specified in the Intercreditor Agreement.

Other Agreements: Means (i) the Class A Trust Agreement, (ii) the Class C Trust Agreement, (iii) the Basic Agreement as supplemented by a Trust Supplement relating to any Additional Trust and (iv) the Basic Agreement as supplemented by a Trust Supplement relating to any Refinancing Trust.

Other Trustees: Means the trustees under the Other Agreements, and any successor or other trustee appointed as provided therein.

Other Trusts: Means the Class A Trust, the Class C Trust, an Additional Trust or Trusts, if any, and a Refinancing Trust or Trusts, if any, created by the Other Agreements.

Participation Agreement: Has the meaning specified in the Intercreditor Agreement.

Paying Agent: Means, with respect to the Class B Certificates, the paying agent maintained and appointed for such Class B Certificates pursuant to Section 7.12 of the Basic Agreement.

Person: Means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, trustee, unincorporated organization or government or any agency or political subdivision thereof.

Plan: Means a retirement plan or other employee benefit plan or arrangement, including for this purpose an individual retirement account, annuity or Keogh plan, that is subject to Title I of ERISA or Section 4975 of the Code, or such a plan or arrangement which is a foreign, church or governmental plan or arrangement exempt from Title I of ERISA and Section 4975 of the Code but subject to a Similar Law.

Pool Balance: Means, as of any date, (i) the original aggregate face amount of the Class B Certificates less (ii) the aggregate amount of all distributions made as of such date in respect of the Class B Certificates or in respect of Deposits other than distributions made in respect of interest or Premium thereon or reimbursement of any costs or expenses incurred in connection therewith. The Pool Balance as of any date shall be computed after giving effect to any special distribution with respect to unused Deposits, the payment of principal, if any, of the Equipment Notes or payment with respect to other Trust Property and the distribution thereof to be made on such date.

Pool Factor: Means, as of any Distribution Date, the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance by (ii) the original aggregate face amount of the Class B Certificates. The Pool Factor as of any Distribution Date shall be computed after giving effect to any special distribution with respect to unused Deposits, payment of principal, if any, of the Equipment Notes or payment with respect to other Trust Property and the distribution thereof to be made on that date.

Premium: Has the meaning specified in the Intercreditor Agreement.

Purchase Agreement: Means the Purchase Agreement, dated October 4, 2007, among the Initial Purchasers and Delta, relating to the purchase of the Certificates by the Initial Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

QIB: Has the meaning specified in Section 4.04(b) of this Trust Supplement.

Refinancing Certificate: Has the meaning specified in the Intercreditor Agreement.

Refinancing Certificateholder: Has the meaning specified in the Intercreditor Agreement.

Refinancing Equipment Notes: Has the meaning specified in the Intercreditor Agreement.

Refinancing Trust: Has the meaning specified in the Intercreditor Agreement.

Refinancing Trust Agreement: Has the meaning specified in the Intercreditor Agreement.

Register: Has the meaning specified in the Intercreditor Agreement.

Registration Event: Has the meaning specified in the Registration Rights Agreement.

Registration Rights Agreement: Means the Registration Rights Agreement, dated October 11, 2007, among Delta, the Initial Purchasers, the Trustee, the Class A Trustee and the Class C Trustee.

Regular Distribution Date: Has the meaning specified in Section 3.02(c) of this Trust Supplement.

Responsible Officer: Has the meaning specified in the Intercreditor Agreement.

Restricted Legend: Has the meaning specified in Section 4.02(a) of this Trust Supplement.

Rule 144A: Has the meaning specified in Section 4.01(b) of this Trust Supplement.

Schedule Delivery Date: Has the meaning specified in the NPA.

Securities Act: Means the Securities Act of 1933, as amended.

Shelf Registration Statement: Has the meaning specified in the Registration Rights Agreement.

Similar Law: Means a foreign, federal, state, or local law which is substantially similar to the provisions of Title I of ERISA or Section 4975 of the Code.

Special Distribution Date: Means, with respect to the Class B Certificates, each date on which a Special Payment is to be distributed as specified in this Agreement.

Special Payment: Means any payment (other than a Scheduled Payment) in respect of, or any proceeds of, any Equipment Note or the Collateral.

Special Payments Account: Means, with respect to the Class B Certificates, the account or accounts created and maintained for such series pursuant to Section 4.01(b) and the Class B Trust Supplement.

Subordination Agent: Has the meaning specified in the Intercreditor Agreement.

Triggering Event: Has the meaning specified in the Intercreditor Agreement.

Trust: Means any of the Class A Trust, the Class B Trust, or the Class C Trust.

Trustee: Has the meaning specified in the preamble to this Trust Supplement.

Trust Indenture Act: Means the Trust Indenture Act of 1939, as amended.

Trust Property: Means (i) subject to the Intercreditor Agreement, the Equipment Notes held as the property of the Class B Trust, all monies at any time paid thereon and all monies due and to become due thereunder, (ii) funds from time to time deposited in the Certificate Account and the Special Payments Account and, subject to the Intercreditor Agreement, any proceeds from the sale by the Trustee pursuant to Article VI of the Basic Agreement of any Equipment Notes and (iii) all rights of the Class B Trust and the Trustee, on behalf of the Class B Trust, under the Intercreditor Agreement, the Escrow Agreement, the NPA and the Liquidity Facility, including, without limitation, all rights to receive certain payments thereunder, and all monies paid to the Trustee on behalf of the Class B Trust pursuant to the Intercreditor Agreement or the Liquidity Facility, provided that rights with respect to the Deposits or under the Escrow Agreement, except for the right to direct withdrawals for the purchase of Equipment Notes to be held herein, will not constitute Trust Property.

Withdrawal Certificate: Has the meaning specified in the Escrow Agreement.

ARTICLE II

DECLARATION OF TRUST

Section 2.01    Declaration of Trust. The Trustee hereby declares the creation of a Trust, designated the “Delta Air Lines Pass Through Trust 2007-1B” (the “Class B Trust”), for

the benefit of the Holders of the Class B Certificates to be issued in respect of such Class B Trust, and the initial Holders of the Class B Certificates, as grantors of such Class B Trust, by their respective acceptances of the Class B Certificates, join in the creation of such Class B Trust with the Trustee. The Trustee, by the execution and delivery of this Trust Supplement, acknowledges its acceptance of all right, title and interest in and to the Trust Property to be acquired pursuant to Section 7.01(b) of this Trust Supplement, the NPA and the Participation Agreements and the Trustee will hold such right, title and interest for the benefit of all present and future Holders of the Class B Certificates, upon the trusts set forth in the Basic Agreement and this Trust Supplement. By its acceptance of a Class B Certificate, each initial Class B Certificateholder, as a grantor of the Class B Trust, joins with the Trustee in the creation of the Class B Trust. The provisions of this Section 2.01 supersede and replace the provisions of Sections 2.03 of the Basic Agreement, with respect to the Class B Trust.

Section 2.02    Permitted Activities. The Class B Trust may only engage in the transactions contemplated by the Operative Agreements, subject to Section 9.05 of this Trust Supplement.

ARTICLE III

THE CERTIFICATES

Section 3.01    The Certificates. There is hereby created a series of Certificates to be issued under this Agreement designated as “Delta Air Lines Pass Through Certificates, Series 2007-1B” (the “Initial Certificates”). The exchange certificates which may be issued and offered in exchange for the Initial Certificates pursuant to the Registration Rights Agreement shall be known as the “Delta Air Lines Exchange Pass Through Certificates, Series 2007-1B” (the “Exchange Certificates”). The Initial Certificates and the Exchange Certificates are hereinafter defined as the “Class B Certificates”. Each Class B Certificate represents a Fractional Undivided Interest in the Class B Trust created hereby. The Class B Certificates shall be the only instruments evidencing a Fractional Undivided Interest in the Class B Trust. The Class B Certificates do not represent indebtedness of the Class B Trust, and references herein to interest accruing on the Class B Certificates are included for purposes of computation only.

Section 3.02    Terms and Conditions. The terms and conditions applicable to the Class B Certificates and the Class B Trust are as follows:

(a) The aggregate face amount of the Class B Certificates that may be authenticated and delivered under this Agreement (except for Class B Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Class B Certificates pursuant to Sections 3.03, 3.04, 3.05 and 3.06 of the Basic Agreement) is $265,366,000.

(b) The Cut-off Date is the earlier of (a) the day after the Delivery Period Termination Date and (b) the date on which a Triggering Event occurs.

(c) The distribution dates with respect to any payment of Scheduled Payments (each such distribution date, a “Regular Distribution Date”) shall be February 10 and August 10 of each year, commencing on February 10, 2008, until payment of all of the Scheduled Payments to be made under the Equipment Notes has been made; provided, however, that, if any such day shall not be a Business Day, the related distribution shall be made on the next succeeding Business Day without additional interest. The principal amount of the Equipment Notes to be held by the Class B Trust is scheduled for payment on February 10 and August 10 in certain years, commencing on February 10, 2008 and ending on August 10, 2022 as set out in Schedules I-A and I-B.

(d) The Special Distribution Dates with respect to the Class B Certificates means any Business Day on which a Special Payment is to be distributed pursuant to this Agreement.

(e) At the Escrow Agent’s request under the Escrow Agreement, the Trustee shall affix the corresponding Escrow Receipt to each Class B Certificate. In any event, any transfer or exchange of any Class B Certificate shall also effect a transfer or exchange of the related Escrow Receipt. Prior to the Final Withdrawal Date, no transfer or exchange of any Class B Certificate shall be permitted unless the corresponding Escrow Receipt is attached thereto and also is so transferred or exchanged. By acceptance of any Class B Certificate to which an Escrow Receipt is attached, each holder of such a Class B Certificate acknowledges and accepts the restrictions on transfer of the Escrow Receipt as set forth herein, in such Escrow Receipt, and in the Escrow Agreement.

(f)  The Class B Certificates shall be in the form attached hereto as Exhibit A, shall be Book-Entry Certificates (subject to Section 3.05(d) of the Basic Agreement), and shall be subject to the conditions set forth in the Letter of Representations between the Company and The Depository Trust Company and any successor agency thereto (“DTC”), as initial Clearing Agency, attached hereto as Exhibit B.

(g) The proceeds of the initial offering of Class B Certificates issued by the Class B Trust and related Escrow Receipts shall be deposited in the Accounts and shall be used in accordance with the Escrow Agreement, the Deposit Agreement and the NPA to acquire the Equipment Notes described in Schedule II, which Equipment Notes relate to the Aircraft described in Schedule II and the Note Documents described in Schedule III.

(h) Any Person acquiring or accepting a Class B Certificate or an interest therein will, by such acquisition or acceptance, be deemed to represent and warrant to the Company, the Loan Trustees and the Trustee that either (i) no assets of a Plan or any trust established with respect to a Plan, have been used to purchase Class B Certificates or an interest therein or (ii) the purchase and holding of Class B Certificates or interests therein by such Person is exempt from the prohibited transaction restrictions of ERISA and the Code or materially similar provisions of Similar Law pursuant to one or more prohibited transaction statutory or administrative exemptions.

(i)  The Class B Certificates will be subject to the following Intercreditor Agreement (and to the extent the terms thereof (including the definitions of defined terms) are inconsistent with the terms of this Agreement, such Intercreditor Agreement shall control): that certain Intercreditor Agreement, dated as of the date hereof, among U.S. Bank Trust National Association, as Trustee under each Trust (as defined therein), Landesbank Hessen Thüringen

Gironzentrale, as each Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent thereunder (as may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Intercreditor Agreement”). Potential Purchasers shall have the rights upon the occurrence of a Certificate Buy-Out Event set forth in Article VI hereof. The Trustee and, by acceptance of any Class B Certificate, each Certificateholder thereof, agrees to be bound by all of the provisions of the Intercreditor Agreement, including the subordination provisions of Section 9.09 thereof.

(j)  The Class B Certificates have the benefit of the Deposit Agreement and the Escrow Agreement.

(k) The Class B Certificates will have the benefit of the following Liquidity Facility: that certain Revolving Credit Agreement, dated as of the date hereof, between U.S. Bank Trust National Association, as Subordination Agent under the Intercreditor Agreement, as agent and trustee for the Class B Trust, and the Liquidity Provider.

(l)	The Responsible Party is the Company.

(m) The Company may at any time purchase any of the Class B Certificates at any price in the open market and may hold such Class B Certificates to maturity.

ARTICLE IV

ISSUANCE AND TRANSFER OF THE CLASS B CERTIFICATES

Section 4.01    Issuance of Class B Certificates. (a) The Initial Certificates will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Exchange Certificates will be issued in denominations of $2,000 (or such other denomination that is an integral multiple of $1,000 and, at the time of issuance, is equal to at least 1,000 euros) and integral multiples of $1,000. Each Exchange Certificate shall be dated the date of its authentication.

(b) Initial Certificates offered and sold in reliance on Rule 144A under the Securities Act, or any successor regulation thereto (“Rule 144A”) shall be issued initially in the form of one or more global Certificates in definitive, fully registered form without interest coupons, substantially in the form set forth as Exhibit A hereto (each, a “Global Certificate”), duly executed and authenticated by the Trustee as hereinafter provided. Each Global Certificate will be registered in the name of a nominee for DTC for credit to the account of members of, or participants in, DTC (“DTC Participants”) or to the account of indirect participants that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”) and deposited with the Trustee, as custodian for DTC. The aggregate principal amount of a Global Certificate may from time to time be increased or decreased by adjustments made on the records of DTC or its nominee, or of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

(c)	[Reserved]
(d)	[Reserved]

(e) Certificated Certificates in registered form shall be issued in substantially the form set forth as Exhibit A hereto (the “Definitive Certificates”) and shall be in fully registered form and shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Definitive Certificates, as evidenced by their execution of such Definitive Certificates.

(f)  The Exchange Certificates shall be issued in the form of one or more global Certificates substantially in the form of Exhibit A hereto (each, a “Global Exchange Certificate”), except that (i) the Restricted Legend (hereinafter defined) shall be omitted and (ii)  such Exchange Certificates shall contain such appropriate insertions, omissions, substitutions and other variations from the form set forth in Exhibit A hereto relating to the nature of the Exchange Certificates as the Responsible Officer of the Trustee executing such Exchange Certificates on behalf of the Trust may determine, as evidenced by such officer’s execution on behalf of the Trust of such Exchange Certificates. Such Global Exchange Certificates shall be in registered form and be registered in the name of a nominee for DTC and deposited with the Trustee, at its Corporate Trust Office, as custodian for DTC. The aggregate principal amount of any Global Exchange Certificate may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC for such Global Exchange Certificate, which adjustments shall be conclusive as to the aggregate principal amount of any such Global Exchange Certificate.

Section 4.02    Restrictive Legends. (a) Subject to the next succeeding paragraph and to Section 4.03, unless and until (i) an Initial Certificate is sold under an effective Shelf Registration Statement or (ii) an Initial Certificate is exchanged for an Exchange Certificate pursuant to an effective Exchange Offer Registration Statement, in each case as provided for in the Registration Rights Agreement, each Global Certificate and each Definitive Certificate shall bear a legend to the following effect (the “Restricted Legend”) on the face thereof, unless the Company and the Trustee determine otherwise consistent with applicable law:

THIS CERTIFICATE IS SUBJECT TO TRANSFER RESTRICTIONS. THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT); (2) AGREES THAT IT WILL NOT, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE);

(C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) OR (D) TO DELTA AIR LINES, INC. OR ANY SUBSIDIARY THEREOF; (3) AGREES THAT PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(C) ABOVE), IT WILL FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE CERTIFICATES PURSUANT TO CLAUSE 2(C) ABOVE OR UPON ANY TRANSFER OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). THE PASS THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

(b) If the Exchange Certificates do not have an Investment Grade Rating at the time such Exchange Certificates are issued, each Global Certificate and each Definitive Certificate shall bear a legend to the following effect on the face thereof, unless the Company and the Trustee determine otherwise consistent with applicable law:

THIS CERTIFICATE IS SUBJECT TO TRANSFER RESTRICTIONS. FOR SO LONG AS IT IS OUTSTANDING, THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”)); (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE

EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. THE PASS THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

(c) Each Global Certificate and the Global Exchange Certificate shall also bear the following legend on the face thereof:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

(d)	Each Class B Certificate shall bear the following legend on the face thereof:

BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT EITHER (A) NO ASSETS OF A PLAN OR ANY TRUST ESTABLISHED WITH RESPECT TO A PLAN HAVE BEEN USED TO ACQUIRE THIS CERTIFICATE OR AN INTEREST HEREIN OR (B) THE PURCHASE AND HOLDING OF THIS CERTIFICATE OR INTEREST HEREIN BY SUCH A PERSON ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF ERISA AND THE CODE OR MATERIALLY SIMILAR PROVISIONS OF SIMILAR LAW PURSUANT TO ONE OR MORE PROHIBITED TRANSACTION STATUTORY OR ADMINISTRATIVE EXEMPTIONS. CERTAIN TERMS USED IN THIS PARAGRAPH SHALL HAVE THE MEANINGS SPECIFIED IN THE AGREEMENT.

Section 4.03    Book-Entry Provisions for Global Certificates. (a) DTC Participants shall have no rights under this Agreement with respect to any Global Certificate held on their behalf by DTC, or the Trustee as its custodian, and DTC may be treated by the Trustee and any agent of the Trustee as the absolute owner of such Global Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trustee or any agent of the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or shall impair, as between DTC and its DTC Participants, the operation of customary practices governing the exercise of the rights of a holder of any Class B Certificate. Upon the issuance of any Global Certificate, the Registrar or its duly appointed agent shall record a nominee of DTC as the registered holder of such Global Certificate.

(b) Transfers of any Global Certificate shall be limited to transfers of such Global Certificate in whole, but not in part, to nominees of DTC, its successor or such successor’s nominees. Beneficial interests in Global Certificates may be transferred in accordance with the rules and procedures of DTC and the provisions of Section 4.04. Beneficial interests in Global Certificates shall be delivered to all beneficial owners thereof in the form of Definitive Certificates, if (i) DTC notifies the Trustee in writing that it is no longer willing or able to discharge properly its responsibilities as depositary for the Global Certificates, and a successor depositary is not appointed by the Trustee within 90 days of such notice, (ii) the Company, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through DTC or (iii) after the occurrence and during the continuance of an Event of Default, Class B Certificateholders with Fractional Undivided Interests aggregating not less than a majority in interest in the Class B Trust advise the Trustee, the Company and DTC through DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the Class B Certificateholders’ best interests. Neither the Company nor the Trustee shall be liable if the Company or the Trustee is unable to locate a qualified successor clearing system.

(c)	[Reserved]

(d) In connection with the transfer of the entire amount of a Global Certificate to the beneficial owners thereof pursuant to paragraph (b) of this Section 4.03, such Global Certificate shall be deemed to be surrendered to the Trustee for cancellation, and the Trustee shall execute, authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Certificate, an equal aggregate principal amount of Definitive Certificates of authorized denominations. None of the Company, the Registrar, the Paying Agent nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such registration instructions. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Person in whose name the Definitive Certificates are registered in the Register as Certificateholders hereunder.

(e) Any Definitive Certificate delivered in exchange for an interest in a Global Certificate, pursuant to paragraph (b) of this Section 4.03 shall, except as otherwise provided by paragraph (e) of Section 4.04, bear the Restricted Legend.

(f)  The registered Holder of a Global Certificate may grant proxies and otherwise authorize any Person, including DTC Participants and Persons that may hold interests through DTC Participants, to take any action which a Holder is entitled to take under this Agreement or the Class B Certificates.

Section 4.04    Special Transfer Provisions. Unless and until (i) an Initial Certificate is sold under an effective Shelf Registration Statement, or (ii) an Initial Certificate is exchanged for an Exchange Certificate pursuant to an effective Exchange Offer Registration

Statement, in each case pursuant to the Registration Rights Agreement, the following provisions shall apply to such Initial Certificates:

(a)	[Reserved]

(b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of an Initial Certificate to a qualified institutional buyer (“QIB”), as defined in Rule 144A:

(i)        If the Class B Certificate to be transferred consists of Definitive Certificates, the Registrar shall register the transfer, if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Class B Certificate stating, or has otherwise advised the Trustee and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Initial Certificate stating, or has otherwise advised the Trustee and the Registrar in writing, that it is purchasing the Initial Certificate for its own account or an account with respect to which it exercises sole investment discretion and that it, or the Person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust and/or the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(ii)       If the proposed transferee is a DTC Participant and the Class B Certificate to be transferred consists of Definitive Certificates, upon receipt by the Registrar of the documents referred to in clause (i) above and instructions given in accordance with DTC’s and the Registrar’s procedures therefor, the Registrar shall reflect on its books and records the date of such transfer and an increase in the principal amount of Global Certificates in an amount equal to the principal amount of the Definitive Certificates being transferred, and the Trustee shall cancel such Definitive Certificates so transferred.

(c)	[Reserved]
(d)	[Reserved]

(e) Restricted Legend. Upon the transfer, exchange or replacement of Class B Certificates not bearing the Restricted Legend, the Registrar shall deliver Class B Certificates that do not bear the Restricted Legend. Upon the transfer, exchange or replacement of Class B Certificates bearing the Restricted Legend, the Registrar shall deliver only Class B Certificates that bear the Restricted Legend unless there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

(f)  General. By its acceptance of any Class B Certificate bearing the Restricted Legend, each Holder of such a Class B Certificate acknowledges the restrictions on transfer of such Class B Certificate set forth in this Trust Supplement and agrees that it will transfer such

Class B Certificate only as provided in this Trust Supplement. The Registrar shall not register a transfer of any Class B Certificate unless such transfer complies with the restrictions on transfer of such Class B Certificate set forth in this Trust Supplement. In connection with any transfer of Class B Certificates, each Class B Certificateholder agrees by its acceptance of the Class B Certificates to furnish the Registrar or the Trustee such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act and in accordance with the terms and provisions of this Article IV; provided that the Registrar shall not be required to determine the sufficiency of any such certifications, legal opinions or other information.

Until such time as no Class B Certificates remain Outstanding, the Registrar shall retain copies of all letters, notices and other written communications received pursuant to this Section 4.04. The Trustee, if not the Registrar at such time, shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

(g) Investment Grade Rating. Each Holder of Class B Certificates agrees that if the Class B Certificates do not have an Investment Grade Rating and such Holder is (i) an affiliate of Delta or the Class B Trust, or a broker-dealer selling or otherwise transferring Class B Certificates acquired directly from Delta for its own account, or (ii) an underwriter as defined in section 2(a)(11) of the Securities Act, such Holders (a) may not resell or otherwise transfer such Class B Certificates under a Shelf Registration Statement (as defined in the Registration Rights Agreement) and (b) may only offer, sell or otherwise transfer such Class B Certificates to QIBs.

ARTICLE V

DISTRIBUTION; STATEMENTS TO CERTIFICATEHOLDERS

Section 5.01    Statements to Certificateholders. (a) On each Regular Distribution Date and Special Distribution Date, the Trustee will include with each distribution to the Class B Certificateholders a statement, giving effect to the distribution to be made on such Regular Distribution Date or Special Distribution Date, setting forth the following information per $1,000 aggregate face amount of Class B Certificates as to (ii), (iii), (iv) and (v) below (in the case of a Special Distribution Date, reflecting in part the information provided by the Escrow Paying Agent under the Escrow Agreement):

(i)        the aggregate amount of funds distributed on such Distribution Date under this Agreement and the Escrow Agreement, indicating the amount, if any, allocable to each source (including any portion thereof paid by the Liquidity Provider);

(ii)       the amount of such distribution under this Agreement allocable to principal and the amount allocable to Make-Whole Amount (if any);

(iii)      the amount of such distribution under this Agreement allocable to interest (including any portion thereof paid by the Liquidity Provider);

(iv)      the amount of such distribution under the Escrow Agreement allocable to interest, if any;

(v)       the amount of such distribution under the Escrow Agreement allocable to unused Deposits, if any; and

(vi)	the Pool Balance and the Pool Factor.

With respect to the Class B Certificates registered in the name of DTC or its nominee, on the Record Date prior to each Regular Distribution Date and Special Distribution Date, the Trustee will request that such Clearing Agency post on its Internet bulletin board a securities position listing setting forth the names of all the DTC Participants reflected on DTC’s books as holding interests in the Class B Certificates on such Record Date. On each Regular Distribution Date and Special Distribution Date, the Trustee will mail to each such Direct Participant whose name has been provided by DTC the statement described above and will make available additional copies as requested by such DTC Participants for forwarding to holders of the Class B Certificates.

(b) Within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Trustee shall furnish to each Person who at any time during such calendar year was a Class B Certificateholder of record a statement containing the sum of the amounts determined pursuant to clauses (a)(i), (a)(ii), (a)(iii), (a)(iv) and (a)(v) above for such calendar year or, in the event such Person was a Class B Certificateholder of record during a portion of such calendar year, for the applicable portion of such year, and such other items as are readily available to the Trustee and which a Class B Certificateholder may reasonably request as necessary for the purpose of such Certificateholder’s preparation of its federal income tax returns or foreign income tax returns. With respect to Class B Certificates registered in the name of DTC or its nominee, such statement and such other items shall be prepared on the basis of information supplied to the Trustee by the DTC Participants and shall be delivered by the Trustee to such DTC Participants to be available for forwarding by such DTC Participants to the holders of interests in the Class B Certificates.

(c) Promptly following the Delivery Period Termination Date, if there has been, prior to the Delivery Period Termination Date (i) any change in the information set forth in clauses (y) and (z) below from that set forth in page 65 of the Offering Memorandum, and (ii) any early redemption or purchase of, or any default in the payment of principal or interest in respect of, any of the Equipment Notes held in the Class B Trust, or any Final Withdrawal, the Trustee shall furnish to Class B Certificateholders of record on such date a statement setting forth (x) the expected Pool Balances for each subsequent Regular Distribution Date following the Delivery Period Termination Date, (y) the related Pool Factors for such Regular Distribution Dates and (z) the expected principal distribution schedule of the Equipment Notes, in the aggregate, held as Trust Property at the date of such notice. With respect to the Class B Certificates registered in the name of DTC, on the Delivery Period Termination Date, the Trustee will request from DTC a securities position listing setting forth the names of all DTC Participants reflected on DTC’s books as holding interests in the Class B Certificates on such date. The Trustee will mail to each such DTC Participant the statement described above and will make available additional copies as requested by such DTC Participant for forwarding to holders of interest in the Class B Certificates.

(d) The provisions of this Section 5.01 supersede and replace the provisions of Section 4.03 of the Basic Agreement in their entirety with respect to Class B Trust.

ARTICLE VI

DEFAULT

Section 6.01    Purchase Rights of Certificateholders. (a) At any time after the occurrence and during the continuation of a Certificate Buy-Out Event, so long as no Class C Certificateholder or Additional Certificateholder has elected to exercise its rights to purchase Certificates pursuant to, and given notice of such election in accordance with, this Section 6.01(upon such election and notification thereof, the right specified in this Section 6.01(a) shall be suspended and (x) upon consummation of the purchase pursuant to such election, be terminated with respect to such Certificate Buy-Out Event, or (y) upon failure to consummate such purchase on the proposed purchase date, such right shall be revived), each Class B Certificateholder (other than the Company or any of its Affiliates) shall have the right to purchase, at the purchase price set forth in the Class A Trust Agreement, all, but not less than all, of the Class A Certificates upon ten days’ prior written irrevocable notice to the Trustee, the Class A Trustee and each other Class B Certificateholder, on the third Business Day following the expiration of such ten-day notice period, provided that (A) if prior to the end of such ten-day period any other Class B Certificateholder(s) (other than the Company or any of its Affiliates) notifies such purchasing Class B Certificateholder that such other Class B Certificateholder(s) want(s) to participate in such purchase, then such other Class B Certificateholder(s) may join with the purchasing Class B Certificateholder to purchase all, but not less than all, of the Class A Certificates pro rata based on the Fractional Undivided Interest in the Class B Trust held by each such Class B Certificateholder and (B) upon consummation of such purchase no Class B Certificateholder shall have a right to purchase the Class A Certificates pursuant to this Section 6.01(a) during the continuance of such Certificate Buy-Out Event.

(b) By acceptance of its Class B Certificate, each Class B Certificateholder agrees that at any time after the occurrence and during the continuation of a Certificate Buy-Out Event:

(i)        So long as no Additional Certificateholder has elected to exercise its right to purchase Certificates pursuant to, and given notice of such election in accordance with, this Section 6.01 (upon such election and notification thereof, the right specified in this Section 6.01(b)(i) shall be suspended and (x) upon consummation of the purchase pursuant to such election, be terminated with respect to such Certificate Buy-Out Event, or (y) upon failure to consummate such purchase on the proposed purchase date, such right shall be revived), each Class C Certificateholder (other than the Company or any of its Affiliates) shall have the right (which shall not expire upon any purchase of the Class A Certificates pursuant to Section 6.01(a) above) to purchase all, but not less than all, of the Class A Certificates and the Class B Certificates upon ten days’ prior written irrevocable notice to the Trustee, the Class A Trustee, the Class C Trustee and each other Class C Certificateholder, on the third Business Day following the expiration of such ten-

day notice period, provided that (A) if prior to the end of such ten-day period any other Class C Certificateholder(s) (other than the Company or any of its Affiliates) notifies such purchasing Class C Certificateholder that such other Class C Certificateholder(s) want(s) to participate in such purchase, then such other Class C Certificateholder(s) may join with the purchasing Class C Certificateholder to purchase all, but not less than all, of the Class A Certificates and the Class B Certificates pro rata based on the Fractional Undivided Interest in the Class C Trust held by each such Class C Certificateholder and (B) upon consummation of such purchase no Class C Certificateholder shall have a right to purchase the Class A Certificates and the Class B Certificates pursuant to this Section 6.01(b)(i) during the continuance of such Certificate Buy-Out Event;

(ii)       So long as no Junior Additional Certificateholder has elected to exercise its right to purchase Certificates pursuant to, and given notice of such election in accordance with, this Section 6.01 (upon such election and notification thereof, the right specified in this Section 6.01(b)(ii) shall be suspended and (x) upon consummation of the purchase pursuant to such election, be terminated with respect to such Certificate Buy-Out Event, or (y) upon failure to consummate such purchase on the proposed purchase date, such right shall be revived), if any Additional Certificates are issued pursuant to one or more Additional Trusts, each Additional Certificateholder (other than the Company or any of its Affiliates), shall have the right (which shall not expire upon any purchase of the Class A Certificates or Class A Certificates and Class B Certificates pursuant to Section 6.01(a) or Section 6.01(b)(i), respectively) to purchase all, but not less than all, of the Class A Certificates, the Class B Certificates, the Class C Certificates and any Additional Certificates ranked senior to the Additional Certificates held by the purchasing Additional Certificateholder upon ten days’ prior written irrevocable notice to the Trustee, the Class A Trustee, the Class C Trustee, any Additional Trustee with respect to Additional Certificates that rank senior to the Additional Certificates held by the purchasing Additional Certificateholder and each other Additional Certificateholder of the same Class, on the third Business Day next following the expiration of such ten-day notice period, provided that (A) if prior to the end of such ten-day period any other Additional Certificateholder(s) of such Class (other than the Company or any of its Affiliates) notifies such purchasing Additional Certificateholder that such other Additional Certificateholder(s) want(s) to participate in such purchase, then such other Additional Certificateholder(s) (other than the Company of any of its Affiliates) may join with the purchasing Additional Certificateholder to purchase all, but not less than all, of the Class A Certificates, the Class B Certificates, the Class C Certificates and such senior Additional Certificates pro rata based on the Fractional Undivided Interest in the applicable Additional Trust held by each such Additional Certificateholder and (B) upon consummation of such purchase no Additional Certificateholder of such Class shall have a right to purchase the Class A Certificates, the Class B Certificates, the Class C Certificates and such senior Additional Certificates pursuant to this Section 6.01(b)(ii) during the continuance of such Certificate Buy-Out Event; and

(iii)      if any Refinancing Certificates are issued, each Refinancing Certificateholder shall have the same right (subject to the same terms and conditions) to purchase Certificates pursuant to this Section 6.01 (and to receive notice in connection therewith) as the Certificateholders of the Class that such Refinancing Certificates refinanced.

The purchase price with respect to the Class B Certificates shall be equal to the Pool Balance of the Class B Certificates, together with accrued and unpaid interest in respect thereof to the date of such purchase, and any other amounts then due and payable to the Class B Certificateholders under this Agreement, the Intercreditor Agreement, the Escrow Agreement, any Series B Equipment Note held as the property of the Class B Trust or the related Indenture and Participation Agreement or on or in respect of the Class B Certificates but without any Make-Whole Amount, provided, however, that if such purchase occurs after (x) a record date specified in Section 2.03 of the Escrow Agreement relating to the distribution of unused Deposits and/or accrued and unpaid interest on Deposits and prior to or on the related distribution date under the Escrow Agreement, such purchase price shall be reduced by the aggregate amount of unused Deposits and/or interest to be distributed under the Escrow Agreement (which deducted amounts shall remain distributable to, and may be retained by, the Class B Certificateholders as of such record date) or (y) the Record Date relating to any Distribution Date, such purchase price shall be reduced by the amount to be distributed hereunder on such related Distribution Date (which deducted amounts shall remain distributable to, and may be retained by, the Class B Certificateholders as of such Record Date); provided further that no such purchase of Class B Certificates pursuant to this Section 6.01(b) shall be effective unless the purchaser(s) shall certify to the Trustee that contemporaneously with such purchase, such purchaser(s) is purchasing, pursuant to the terms of this Agreement, the Class A Trust Agreement, the Class C Trust Agreement, the applicable Additional Trust Agreement or the applicable Refinancing Trust Agreement (as the case may be) and the Intercreditor Agreement, all of the Class A Certificates, and the Class B Certificates, the Class C Certificates and, if applicable, the Refinancing Certificates and the Additional Certificates that are senior to the securities held by such purchaser(s). Each payment of the purchase price of the Class B Certificates referred to in the first sentence hereof shall be made to an account or accounts designated by the Trustee and each such purchase shall be subject to the terms of this Section 6.01(b). Each Class B Certificateholder agrees by its acceptance of its Class B Certificate that it will, upon payment from such Class C Certificateholder(s), Additional Certificateholder(s) or Refinancing Certificateholder(s), as the case may be, of the purchase price set forth in the first sentence of this paragraph, forthwith sell, assign, transfer and convey to the purchaser(s) thereof (without recourse, representation or warranty of any kind except as to its own acts) all of the right, title, interest and obligation of such Class B Certificateholder in this Agreement, the Escrow Agreement, the Deposit Agreement, the Intercreditor Agreement, the Liquidity Facility, the NPA, the Note Documents and all Class B Certificates and Escrow Receipts held by such Class B Certificateholder (excluding all right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable as respects any action or inaction or state of affairs occurring prior to such sale) and the purchaser(s) shall assume all of such Class B Certificateholder’s obligations under this Agreement, the Escrow Agreement, the Deposit Agreement, the Intercreditor Agreement, the Liquidity Facility, the NPA, the Note Documents and all such Class B Certificates and Escrow Receipts. The Class B Certificates will be deemed to be purchased on the date payment of the purchase price is made notwithstanding the failure of any Class B Certificateholder to deliver any Class B Certificate and, upon such a purchase, (i) the only rights of the Class B Certificateholders will be to deliver the Class B Certificates and (ii) if the purchaser(s) shall so request, each such Class B

Certificateholder will comply with all the provisions of Section 3.04 of the Basic Agreement and the applicable provisions of this Trust Supplement to enable new Class B Certificates to be issued to the purchaser(s) in such denominations as it shall request. All charges and expenses in connection with the issuance of any such new Class B Certificates shall be borne by the purchaser(s) thereof.

(c) This Section 6.01 supplements and, to the extent inconsistent with any provision of Section 6.01(d) of the Basic Agreement, replaces the provisions of Section 6.01(d) of the Basic Agreement. Notwithstanding anything to the contrary set forth herein or in any Operative Agreement, the provisions of this Section 6.01 may not be amended in any manner without the consent of each Class A Certificateholder, Class B Certificateholder, Class C Certificateholder, Additional Certificateholder or Refinancing Certificateholder (in each case, other than the Company or any of its Affiliates in its respective capacity as a Certificateholder) that would be adversely affected thereby. For the avoidance of doubt, if a Certificate Buy-Out Event ceases to exist and another Certificate Buy-Out Event occurs and is continuing, the purchase rights set forth in this Section 6.01 shall be revived notwithstanding any exercise of such rights during the continuance of any preceding Certificate Buy-Out Event.

ARTICLE VII

THE TRUSTEE

Section 7.01    Delivery of Documents; Delivery Dates. (a) The Trustee is hereby directed (i) to execute and deliver the Intercreditor Agreement, the Escrow Agreement and the NPA on or prior to the date of the initial issuance of the Initial Certificates (the “Issuance Date”), each in the form delivered to the Trustee by the Company, and (ii) subject to the respective terms thereof, to perform its obligations thereunder. Upon request of the Company and the satisfaction or waiver of the closing conditions specified in the Purchase Agreement, the Trustee shall execute, deliver, authenticate, issue and sell Class B Certificates in authorized denominations equaling in the aggregate the amount set forth, with respect to the Class B Trust, in Schedule I to the Purchase Agreement evidencing the entire ownership interest in the Class B Trust, which amount equals the maximum aggregate principal amount of Equipment Notes which may be purchased by the Trustee pursuant to the NPA. Except as provided in Sections 3.03, 3.04, 3.05 and 3.06 of the Basic Agreement or upon exchange of the Initial Certificates for Exchange Certificates, the Trustee shall not execute, authenticate or deliver Class B Certificates in excess of the aggregate amount specified in this paragraph. The provisions of this Section 7.01(a) supersede and replace the first three sentences of Section 2.02(a) of the Basic Agreement and the first sentence of Section 3.02(a) of the Basic Agreement, with respect to the Class B Trust.

(b) On or after the Issuance Date, the Company may deliver from time to time, and in accordance with Section 1(b) of the Note Purchase Agreement, to the Trustee a Delivery Notice relating to one or more Equipment Notes. After receipt of such a Delivery Notice and in any case no later than one Business Day prior to a Scheduled Delivery Date as to which such Delivery Notice relates (the “Applicable Delivery Date”), the Trustee shall (as and when specified in the Delivery Notice) deliver to the Escrow Agent the Withdrawal Certificates and related Applicable Notices of Delivery Withdrawal, as contemplated by Section 1.2(c) of the Escrow Agreement and by such Delivery Notice. The Trustee shall (as and when specified in such Delivery Notice), subject to the conditions set forth in Section 2 of the NPA, enter into and perform its obligations under the Participation Agreement specified in such Delivery Notice (the “Applicable Participation Agreement”) and cause such certificates, documents and legal opinions relating to the Trustee to be duly delivered as required by the Applicable Participation Agreement. If at any time prior to the Applicable Delivery Date, the Trustee receives from the Company a notice pursuant to the first sentence of Section 1(e) of the NPA, then the Trustee shall give notice to the Depositary (with a copy to the Escrow Agent) of the cancellation of such Notice of Delivery Withdrawal relating to such Deposit or Deposits on such Applicable Delivery Date as contemplated by Section 2.3 of the Deposit Agreement. Upon satisfaction of the conditions specified in the NPA and the Applicable Participation Agreement, the Trustee shall purchase the applicable Equipment Notes with the proceeds of the withdrawals of one or more Deposits made on the Applicable Delivery Date in accordance with the terms of the Deposit Agreement and the Escrow Agreement. The purchase price of such Equipment Notes shall equal the principal amount of such Equipment Notes. Amounts withdrawn from such Deposit or Deposits in excess of the purchase price of the Equipment Notes or to the extent not applied on the Applicable Delivery Date to the purchase price of the Equipment Notes, shall be re-deposited by the Trustee with the Depositary on the Applicable Delivery Date in accordance with the terms of the Deposit Agreement. The provisions of this Section 7.01(b) supersede and replace the provisions of Section 2.02 of the Basic Agreement with respect to the Class B Trust, and no provisions of the Basic Agreement relating to Postponed Notes and Section 2.02 of the Basic Agreement shall apply to the Class B Trust.

(c) With respect to the Class B Trust, Section 4.01(b) of the Basic Agreement is superseded and replaced in its entirety with the following: “The Trustee shall establish and maintain on behalf of the Class B Certificateholders a Special Payments Account as one or more accounts, which shall be non-interest bearing except as provided in Section 4.04 of the Basic Agreement. The Trustee shall hold the Special Payments Account in trust for the benefit of the Class B Certificateholders and shall make or permit withdrawals therefrom only as provided in the Agreement or the Intercreditor Agreement. On each day when one or more Special Payments are made to the Trustee under the Intercreditor Agreement, the Trustee, upon receipt thereof, shall immediately deposit the aggregate amount of such Special Payments in the Special Payments Account.”

(d) With respect to the Class B Trust, the second sentence of Section 4.02(c) of the Basic Agreement shall be superseded and replaced in its entirety with the following sentence: “Subject to the provisions of the Intercreditor Agreement: (i) in the event of redemption or purchase of Equipment Notes held in the Class B Trust, such notice shall be mailed not less than 15 days prior to the Special Distribution Date for the Special Payment resulting from such redemption or purchase, which Special Distribution Date shall be the date of such redemption or purchase; and (ii) in the case of any other Special Payments, such notice of Special Payment shall be mailed as soon as practicable after the Trustee has confirmed that it has received funds for such Special Payment and shall state the Special Distribution date for such Special Payment, which shall occur 15 days after the date of such notice of Special Payment or (if such 15th day is not practicable) as soon as practicable thereafter.”

(e) With respect to the Class B Trust, clause (ii) of the third sentence of Section 4.02 of the Basic Agreement shall be amended by deleting in its entirety the parenthetical phrase

“(taking into account any payment to be made by the Responsible Party pursuant to Section 2.02(b)).”

Section 7.02    Withdrawal of Deposits. If any Deposits remain outstanding on the Business Day next succeeding the Cut-off Date, the Trustee shall promptly give the Escrow Agent notice, as contemplated by clause (ii) of Section 1.02(e) of the Escrow Agreement, that the Trustee’s obligation to purchase Equipment Notes under the NPA has terminated.

Section 7.03    The Trustee. (a) Subject to Section 7.04 of this Trust Supplement and Section 7.15 of the Basic Agreement, the Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement, the Deposit Agreement, the NPA or the Escrow Agreement or the due execution hereof or thereof by the Company or the other parties thereto (other than the Trustee), or for or in respect of the recitals and statements contained herein or therein, all of which recitals and statements are made solely by the Company, except that the Trustee hereby represents and warrants that each of this Trust Supplement, the Basic Agreement, each Class B Certificate, the Intercreditor Agreement, the NPA and the Escrow Agreement has been executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

(b) The Trustee shall at all times be a bank or trust company, organized and doing business under the laws of the United States or any state thereof, a substantial part of the business of which consists of (i) receiving deposits and making loans or (ii) exercising fiduciary powers similar to those permitted to national banks by the Comptroller of the Currency, and which is subject to supervision and examination by state or federal authority having supervision over banking institutions.

Section 7.04    Representations and Warranties of the Trustee. The Trustee hereby represents and warrants that:

(a) the Trustee has full power, authority and legal right to execute, deliver and perform this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA and the Note Documents to which it is or is to become a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA and the Note Documents to which it is or is to become a party;

(b) the execution, delivery and performance by the Trustee of this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA and the Note Documents to which it is or is to become a party (i) will not violate any provision of any United States federal law or the law of the state of the United States where it is located governing the banking and trust powers of the Trustee or any order, writ, judgment, or decree of any court, arbitrator or governmental authority applicable to the Trustee or any of its assets, (ii) will not violate any provision of the articles of association or by-laws of the Trustee, and (iii) will not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Property pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have an adverse effect on the Trustee’s performance or ability to perform its duties hereunder or thereunder or on the transactions contemplated herein or therein;

(c) the execution, delivery and performance by the Trustee of this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA and the Note Documents to which it is or is to become a party will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency of the United States or the state of the United States where it is located regulating the banking and corporate trust activities of the Trustee; and

(d) this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA and the Note Documents to which it is or is to become a party have been, or will be, as applicable, duly executed and delivered by the Trustee and constitute, or will constitute, as applicable, the legal, valid and binding agreements of the Trustee, enforceable against it in accordance with their respective terms; provided, however, that enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and (ii) general principles of equity.

Section 7.05    Trustee Liens. The Trustee in its individual capacity agrees, in addition to the agreements contained in Section 7.17 of the Basic Agreement, that it will at its own cost and expense promptly take any action as may be necessary to duly discharge and satisfy in full any Trustee’s Liens on or with respect to the Trust Property which are attributable to the Trustee in its individual capacity and which are unrelated to the transactions contemplated by the Intercreditor Agreement or the NPA.

ARTICLE VIII

ADDITIONAL AMENDMENT; SUPPLEMENTAL AGREEMENTS

Section 8.01    Amendment of Section 5.02 of the Basic Agreement. Section 5.02 of the Basic Agreement shall be amended, with respect to the Class B Trust, by (i) replacing the phrase “of this Agreement” set forth in paragraph (a) thereof with the phrase “of the Note Documents, of the NPA and of this Agreement” and (ii) replacing the phrase “under this Agreement” set forth in paragraph (b) thereof with the phrase “under this Agreement, the NPA and any Note Document”.

Section 8.02    Supplemental Agreements Without Consent of Class B Certificateholders. Without limitation of Section 9.01 of the Basic Agreement, under the terms of, and subject to the limitations contained in, Section 9.01 of the Basic Agreement, the Company may (but will not be required to), and the Trustee (subject to Section 9.03 of the Basic Agreement) shall, at the Company’s request, at any time and from time to time, enter into (or, in the case of the Deposit Agreement, consent to) (i) one or more agreements supplemental to the Escrow Agreement, the NPA or the Deposit Agreement, for any of the purposes set forth in clauses (1) through (14) of such Section 9.01, and (without limitation of the foregoing or Section 9.01 of the Basic Agreement) (a) clauses (2) and (3) of such Section 9.01 shall also be deemed to include the Company’s obligations under (in the case of clause (2)), and the Company’s rights and powers conferred by (in the case of clause (3)), the NPA, and (b) references in clauses (4), (5), (7) and (8) of such Section 9.01 to “any Intercreditor Agreement or any Liquidity Facility” shall also be deemed to refer to “the Intercreditor Agreement, the Liquidity Facility, the Escrow Agreement, the NPA, any Participation Agreement or the Deposit Agreement”, (ii) one or more agreements supplemental to the Agreement, the Intercreditor Agreement or the NPA to provide for the formation of one or more Additional Trusts, the issuance of Additional Certificates, the purchase by any Additional Trust of applicable Additional Equipment Notes and other matters incidental thereto or otherwise contemplated by Section 2.01(b) of the Basic Agreement, subject to the provisions of Section 4(a)(v) of the NPA and Section 8.01(d) of the Intercreditor Agreement, and (iii) one or more agreements supplemental to the Agreement to provide for the formation of one or more Refinancing Trusts, the issuance of Refinancing Certificates, the purchase by any Refinancing Trust of applicable Refinancing Equipment Notes and other matters incidental thereto or as otherwise contemplated by Section 2.01(b) of the Basic Agreement, subject to the provisions of Section 4(a)(v) of the NPA and Section 8.01(c) of the Intercreditor Agreement. In addition, the following provisions of Section 9.01 of the Basic Agreement shall be amended, with respect to the Class B Trust, as follows: (i) Section 9.01(6) of the Basic Agreement shall be amended by inserting the phrase “(or to facilitate any listing of any Certificates on any exchange or quotation system) or any requirement of DTC or like depositary,” after the phrase “any exchange or quotation system on which the Certificates of any series are listed” but before the phrase “or of any regulatory body”; (ii) Section 9.01(7) of the Basic Agreement shall be amended by inserting the phrase “to establish or” after the phrase “to such extent as shall be necessary” but before the phrase “to continue”; and (iii) Section 9.01(8) of the Basic Agreement shall be amended by inserting the phrase “, or to evidence the substitution of a Liquidity Provider with a Replacement Liquidity Provider or to provide for a Replacement Liquidity Facility, ” after the phrase “one or more Trusts” but before the phrase “and to add to or change”.

Section 8.03    Supplemental Agreements with Consent of Class B Certificateholders. Without limitation of Section 9.02 of the Basic Agreement, the provisions of Section 9.02 of the Basic Agreement shall apply to agreements or amendments for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Escrow Agreement, the Deposit Agreement, the Liquidity Facility or the NPA or modifying in any manner the rights and obligations of the Class B Certificateholders under the Escrow Agreement, the Deposit Agreement, the Liquidity Facility or the NPA; provided that the provisions of Section 9.02(1) of the Basic Agreement shall be deemed to include reductions in any manner of, or delay in the timing of, any receipt by the Class B Certificateholders of payments upon the Deposits.

Section 8.04    Consent of Holders of Certificates Issued under Other Trusts. Notwithstanding any provision in Section 8.02 or Section 8.03 of this Trust Supplement to the contrary, no amendment or modification of Section 6.01 of this Trust Supplement shall be effective unless the trustee for each Class of Certificates affected by such amendment or modification shall have consented thereto.

ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.01    Final Termination Date. The respective obligations and responsibilities of the Company and the Trustee created hereby and the Class B Trust created hereby shall terminate upon the distribution to all Class B Certificateholders and the Trustee of all amounts required to be distributed to them pursuant to this Agreement and the disposition of all property held as part of the Trust Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, Sr., the father of John F. Kennedy, former President of the United States, living on the date of this Trust Supplement.

Section 9.02    Basic Agreement Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument. To the extent that any provisions of the Basic Agreement are superseded by any provisions of this Trust Supplement, any reference to such provisions of the Basic Agreement herein or in the Basic Agreement shall be deemed to be such provisions of this Trust Supplement.

Section 9.03    Governing Law. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND THIS AGREEMENT AND THE CLASS B CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.04    Counterparts. This Trust Supplement may be executed in any number of counterparts (and each of the parties shall not be required to execute the same counterpart). Each counterpart of this Trust Supplement including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this Trust Supplement, but all of such counterparts together shall constitute one instrument.

Section 9.05    Intention of Parties. The parties hereto intend that the Class B Trust be classified for United States federal income tax purposes as a grantor trust under Subpart E, Part I, Subchapter J, Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended, and not as a trust or association taxable as a corporation or as a partnership. Each Certificateholder of a Class B Certificate, by its acceptance of its Class B Certificate or a beneficial interest therein, agrees to treat the Class B Trust as a grantor trust for all United States federal, state and local income tax purposes. The Trustee shall not be authorized or empowered to do anything that would cause the Class B Trust to fail to qualify as a grantor trust for such tax purposes (including as subject to this restriction, acquiring any Aircraft by bidding the Equipment Notes relating thereto or otherwise, or taking any action with respect to any such Aircraft once acquired).

IN WITNESS WHEREOF, the parties have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized as of the date first written above.

DELTA AIR LINES, INC.

By: /s/ Paul A. Jacobson
Name: Paul A. Jacobson
Title: Vice President and Treasurer

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee

By: /s/ Alison D.B. Nadeau
Name: Alison D.B. Nadeau
Title:
Vice President

EXHIBIT A to

TRUST SUPPLEMENT NO. 2007-1B

FORM OF CERTIFICATE

[THIS CERTIFICATE IS SUBJECT TO TRANSFER RESTRICTIONS. THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT); (2) AGREES THAT IT WILL NOT, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE); (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) OR (D) TO DELTA AIR LINES, INC. OR ANY SUBSIDIARY THEREOF; (3) AGREES THAT PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(C) ABOVE), IT WILL FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE CERTIFICATES PURSUANT TO CLAUSE 2(C) ABOVE OR UPON ANY TRANSFER OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). THE PASS

THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.]1

[THIS CERTIFICATE IS SUBJECT TO TRANSFER RESTRICTIONS. FOR SO LONG AS IT IS OUTSTANDING, THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”)); (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. THE PASS THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.]2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]3

_________________________

[1]	To be included on the face of each Global Certificate and each Definitive Certificate.
[2]	To be inserted for the Exchange Certificates if at the time of the initial issuance thereof the Exchange Certificates lack an Investment Grade Rating.
[3]	This legend to appear on Book-Entry Certificates to be deposited with The Depositary Trust Company.

BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT EITHER (A) NO ASSETS OF A PLAN OR ANY TRUST ESTABLISHED WITH RESPECT TO A PLAN HAVE BEEN USED TO ACQUIRE THIS CERTIFICATE OR AN INTEREST HEREIN OR (B) THE PURCHASE AND HOLDING OF THIS CERTIFICATE OR INTEREST HEREIN BY SUCH A PERSON ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF ERISA AND THE CODE OR MATERIALLY SIMILAR PROVISIONS OF SIMILAR LAW PURSUANT TO ONE OR MORE PROHIBITED TRANSACTION STATUTORY OR ADMINISTRATIVE EXEMPTIONS. CERTAIN TERMS USED IN THIS PARAGRAPH SHALL HAVE THE MEANINGS SPECIFIED IN THE AGREEMENT.

[GLOBAL CERTIFICATE]1

DELTA AIR LINES PASS THROUGH TRUST 2007-1B

DELTA AIR LINES [INITIAL] [EXCHANGE] PASS THROUGH CERTIFICATE, SERIES 2007-1B

Final Expected Regular Distribution Date: August 10, 2022

evidencing a fractional undivided interest in the Trust, the property of which includes or will include, among other things, certain Equipment Notes each secured by an Aircraft owned by Delta Air Lines, Inc.

Certificate No. ______	$____________ Fractional Undivided Interest representing [ ]% of the Trust per $1,000 face amount	CUSIP No. 247367 BF1

THIS CERTIFIES THAT ________, for value received, is the registered owner of a $______ (______ dollars) Fractional Undivided Interest [or such greater or lesser amounts as shall be the aggregate outstanding face amount hereof as set forth in the records of the Trustee]* (the “Reference Principal Amount”) in the Delta Air Lines Pass Through Trust, Series 2007-1B (the “Trust”) created by U.S. BANK TRUST NATIONAL ASSOCIATION, as successor trustee (the “Trustee”) under a Pass Through Trust Agreement, dated as of November 16, 2000 (the “Basic Agreement”), between State Street Bank and Trust Company of Connecticut, National Association and Delta Air Lines, Inc., a Delaware corporation (the “Company”), as supplemented by Trust Supplement No. 2007-1B thereto dated as of October 11, 2007 (collectively, and as may be amended from time to time, the “Agreement”), between the Trustee and the Company, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as “Delta Air Lines [Initial] [Exchange] Pass Through Certificates, Series 2007-1B” (herein called the “Certificates”). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement. By virtue of its acceptance hereof, the Certificateholder of this Certificate assents to and agrees to be bound by all of the provisions of the Agreement and the Intercreditor Agreement, including the subordination provisions of Section 9.09 of the Intercreditor Agreement. The Trust Property includes certain Equipment Notes and all rights of the Trust and the Trustee, on behalf of the Trust, to receive any payments under the Intercreditor Agreement and the Liquidity Facility. Each issue of the Equipment Notes is secured by, among other things, a security interest in the Aircraft owned by the Company.

_________________________

1 To be included on the face of each Global Certificate.

* To be included in Global Certificates for Initial Certificates.

The Certificates represent Fractional Undivided Interests in the Trust and the Trust Property, and will have no rights, benefits or interest in respect of any other separate trust established pursuant to the terms of the Basic Agreement for any other series of certificates issued pursuant thereto.

Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, from funds then available to the Trustee, there will be distributed on each February 10 and August 10 (each, a “Regular Distribution Date”), commencing on February 10, 2008, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

[The Holder of this Certificate is entitled to the benefits of the Registration Rights Agreement, dated as of October 11, 2007, among the Company, the Trustee and the Initial Purchasers named therein (the “Registration Rights Agreement”). Subject to the terms of the Registration Rights Agreement, in the event that neither the consummation of the Exchange Offer nor the declaration by the Commission of a Shelf Registration to be effective (a “Registration Event”) occurs on or prior to the 270th day after October 11, 2007, the interest rate per annum borne by the Certificates shall be increased by 0.50%, from and including such 270th day, to but excluding the date on which a Registration Event occurs. In the event that the Shelf Registration Statement ceases to be effective at any time during the period specified by the Registration Rights Agreement for more than 60 days, whether or not consecutive, during any 12-month period, the interest rate per annum borne by the Certificates shall be increased by 0.50% from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective until such time as the Shelf Registration Statement again becomes effective.]2

Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto, without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in

_________________________

2 be included only on each Initial Certificate.

the name of a Clearing Agency (or its nominee), such distributions shall be made by wire transfer. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company, the Trustee, the Subordination Agent, any Loan Trustee or any Affiliate of any thereof. The Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for any payment or distribution to such Certificateholder pursuant to the terms of the Agreement and that it will not have any recourse to the Company, the Trustee or the Loan Trustees except as otherwise expressly provided in the Agreement, in any Note Document or in the Intercreditor Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar, duly executed by the Certificateholder hereof or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in minimum denominations of [$100,000]3 [$2,000 (or such other denomination that is an integral multiple of $1,000 and, at the time of issuance, is equal to at least 1,000 euros)]4 Fractional Undivided Interest and multiples of $1,000 in excess thereof except that one Certificate may be issued in a different denomination. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Company, the Trustee, the Registrar and any Paying Agent shall deem and treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Company, the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.

Each Certificateholder and Person with a beneficial interest herein, by its acceptance of this Certificate or such interest, agrees to treat the Trust as a grantor trust for all U.S. federal, state and local income tax purposes.

The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

Any Person acquiring or accepting this Certificate or an interest herein will, by such acquisition or acceptance, be deemed to represent and warrant to the Company, the Loan Trustees and the Trustee that either: (i) no assets of a Plan or any trust established with respect to a Plan, have been used to acquire this Certificate or an interest herein or (ii) the purchase and holding of this Certificate or interest herein by such Person are exempt from the prohibited transaction restrictions of ERISA and the Code or materially similar provisions of Similar Law pursuant to one or more prohibited transaction statutory or administrative exemptions.

THIS CERTIFICATE AND THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES AND CERTIFICATEHOLDERS HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

_________________________

[3]	To be included only on each Initial Certificate.
[4]	To be included on each Exchange Certificate.

Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

DELTA AIR LINES PASS THROUGH TRUST 2007-1B

By: U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee

By:
Title:
Dated:

FORM OF THE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

_____________________

Please print or typewrite name and address including zip code of assignee

_____________________

the within Certificate and all rights thereunder, hereby irrevocably constituting and appointing

__________________________________ attorney to transfer said Certificate on the books of the Trustee with full power of substitution in the premises.

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES OTHER THAN EXCHANGE CERTIFICATES]

In connection with any transfer of this Certificate occurring prior to the date which is the earlier of (i) the date the shelf registration statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

[Check One]

☐ (a)  this Certificate is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

or

☐ (b) this Certificate is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Certificate and the Agreement.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Certificate in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 4.04 of the Trust Supplement shall have been satisfied.

Date: _____________________________
NOTICE:	The signature to this assignment must

correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

SIGNATURE GUARANTEE: ______________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Certificate for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _______________________

________________________________________________ NOTICE: To be executed by an executive officer

EXHIBIT B to

TRUST SUPPLEMENT NO. 2007-1B

DTC LETTER OF REPRESENTATIONS

N371DA
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	131,713.27
August 10, 2008	36,139.46
February 10, 2009	83,938.87
August 10, 2009	83,938.87
February 10, 2010	83,938.87
August 10, 2010	83,938.87
February 10, 2011	194,052.23
August 10, 2011	194,052.23
February 10, 2012	130,872.43
August 10, 2012	130,872.43
February 10, 2013	75,815.75
August 10, 2013	75,815.75
February 10, 2014	101,087.67
August 10, 2014	101,087.67
February 10, 2015	101,087.67
August 10, 2015	101,087.67
February 10, 2016	101,087.67
August 10, 2016	101,087.67
February 10, 2017	136,287.84
August 10, 2017	136,287.84
February 10, 2018	129,067.29
August 10, 2018	129,067.29
February 10, 2019	144,410.96
August 10, 2019	144,410.96
February 10, 2020	157,949.49
August 10, 2020	157,949.49
February 10, 2021	139,898.12
August 10, 2021	139,898.12
February 10, 2022	139,898.12
August 10, 2022	328,259.43

N3749D
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	141,702.55
August 10, 2008	38,596.75
February 10, 2009	90,298.11
August 10, 2009	90,298.11
February 10, 2010	90,298.11
August 10, 2010	90,298.11
February 10, 2011	226,230.76
August 10, 2011	226,230.76
February 10, 2012	149,525.91
August 10, 2012	149,525.91
February 10, 2013	81,559.59
August 10, 2013	81,559.59
February 10, 2014	81,559.59
August 10, 2014	81,559.59
February 10, 2015	81,559.59
August 10, 2015	81,559.59
February 10, 2016	81,559.59
August 10, 2016	81,559.59
February 10, 2017	158,264.44
August 10, 2017	158,264.44
February 10, 2018	150,496.86
August 10, 2018	150,496.86
February 10, 2019	142,729.28
August 10, 2019	142,729.28
February 10, 2020	172,828.65
August 10, 2020	172,828.65
February 10, 2021	157,293.49
August 10, 2021	157,293.49
February 10, 2022	157,293.49
August 10, 2022	918,999.27

N3750D
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	141,702.55
August 10, 2008	38,596.75
February 10, 2009	90,298.11
August 10, 2009	90,298.11
February 10, 2010	90,298.11
August 10, 2010	90,298.11
February 10, 2011	226,230.76
August 10, 2011	226,230.76
February 10, 2012	149,525.91
August 10, 2012	149,525.91
February 10, 2013	81,559.59
August 10, 2013	81,559.59
February 10, 2014	81,559.59
August 10, 2014	81,559.59
February 10, 2015	81,559.59
August 10, 2015	81,559.59
February 10, 2016	81,559.59
August 10, 2016	81,559.59
February 10, 2017	158,264.44
August 10, 2017	158,264.44
February 10, 2018	150,496.86
August 10, 2018	150,496.86
February 10, 2019	142,729.28
August 10, 2019	142,729.28
February 10, 2020	172,828.65
August 10, 2020	172,828.65
February 10, 2021	157,293.49
August 10, 2021	157,293.49
February 10, 2022	157,293.49
August 10, 2022	918,999.27

N3751B
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	141,702.55
August 10, 2008	38,596.75
February 10, 2009	90,298.11
August 10, 2009	90,298.11
February 10, 2010	90,298.11
August 10, 2010	90,298.11
February 10, 2011	226,230.76
August 10, 2011	226,230.76
February 10, 2012	149,525.91
August 10, 2012	149,525.91
February 10, 2013	81,559.59
August 10, 2013	81,559.59
February 10, 2014	81,559.59
August 10, 2014	81,559.59
February 10, 2015	81,559.59
August 10, 2015	81,559.59
February 10, 2016	81,559.59
August 10, 2016	81,559.59
February 10, 2017	158,264.44
August 10, 2017	158,264.44
February 10, 2018	150,496.86
August 10, 2018	150,496.86
February 10, 2019	142,729.28
August 10, 2019	142,729.28
February 10, 2020	172,828.65
August 10, 2020	172,828.65
February 10, 2021	157,293.49
August 10, 2021	157,293.49
February 10, 2022	157,293.49
August 10, 2022	918,999.27

N3752
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	141,702.55
August 10, 2008	38,596.75
February 10, 2009	90,298.11
August 10, 2009	90,298.11
February 10, 2010	90,298.11
August 10, 2010	90,298.11
February 10, 2011	226,230.76
August 10, 2011	226,230.76
February 10, 2012	149,525.91
August 10, 2012	149,525.91
February 10, 2013	81,559.59
August 10, 2013	81,559.59
February 10, 2014	81,559.59
August 10, 2014	81,559.59
February 10, 2015	81,559.59
August 10, 2015	81,559.59
February 10, 2016	81,559.59
August 10, 2016	81,559.59
February 10, 2017	158,264.44
August 10, 2017	158,264.44
February 10, 2018	150,496.86
August 10, 2018	150,496.86
February 10, 2019	142,729.28
August 10, 2019	142,729.28
February 10, 2020	172,828.65
August 10, 2020	172,828.65
February 10, 2021	157,293.49
August 10, 2021	157,293.49
February 10, 2022	157,293.49
August 10, 2022	918,999.27

N3753
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	141,702.55
August 10, 2008	38,596.75
February 10, 2009	90,298.11
August 10, 2009	90,298.11
February 10, 2010	90,298.11
August 10, 2010	90,298.11
February 10, 2011	226,230.76
August 10, 2011	226,230.76
February 10, 2012	149,525.91
August 10, 2012	149,525.91
February 10, 2013	81,559.59
August 10, 2013	81,559.59
February 10, 2014	81,559.59
August 10, 2014	81,559.59
February 10, 2015	81,559.59
August 10, 2015	81,559.59
February 10, 2016	81,559.59
August 10, 2016	81,559.59
February 10, 2017	158,264.44
August 10, 2017	158,264.44
February 10, 2018	150,496.86
August 10, 2018	150,496.86
February 10, 2019	142,729.28
August 10, 2019	142,729.28
February 10, 2020	172,828.65
August 10, 2020	172,828.65
February 10, 2021	157,293.49
August 10, 2021	157,293.49
February 10, 2022	157,293.49
August 10, 2022	918,999.27

N3754A
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	141,702.55
August 10, 2008	38,596.75
February 10, 2009	90,298.11
August 10, 2009	90,298.11
February 10, 2010	90,298.11
August 10, 2010	90,298.11
February 10, 2011	226,230.76
August 10, 2011	226,230.76
February 10, 2012	149,525.91
August 10, 2012	149,525.91
February 10, 2013	81,559.59
August 10, 2013	81,559.59
February 10, 2014	81,559.59
August 10, 2014	81,559.59
February 10, 2015	81,559.59
August 10, 2015	81,559.59
February 10, 2016	81,559.59
August 10, 2016	81,559.59
February 10, 2017	158,264.44
August 10, 2017	158,264.44
February 10, 2018	150,496.86
August 10, 2018	150,496.86
February 10, 2019	142,729.28
August 10, 2019	142,729.28
February 10, 2020	172,828.65
August 10, 2020	172,828.65
February 10, 2021	157,293.49
August 10, 2021	157,293.49
February 10, 2022	157,293.49
August 10, 2022	918,999.27

N3755D
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	141,702.55
August 10, 2008	38,596.75
February 10, 2009	90,298.11
August 10, 2009	90,298.11
February 10, 2010	90,298.11
August 10, 2010	90,298.11
February 10, 2011	226,230.76
August 10, 2011	226,230.76
February 10, 2012	149,525.91
August 10, 2012	149,525.91
February 10, 2013	81,559.59
August 10, 2013	81,559.59
February 10, 2014	81,559.59
August 10, 2014	81,559.59
February 10, 2015	81,559.59
August 10, 2015	81,559.59
February 10, 2016	81,559.59
August 10, 2016	81,559.59
February 10, 2017	158,264.44
August 10, 2017	158,264.44
February 10, 2018	150,496.86
August 10, 2018	150,496.86
February 10, 2019	142,729.28
August 10, 2019	142,729.28
February 10, 2020	172,828.65
August 10, 2020	172,828.65
February 10, 2021	157,293.49
August 10, 2021	157,293.49
February 10, 2022	157,293.49
August 10, 2022	918,999.27

N3757D
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	141,702.55
August 10, 2008	38,596.75
February 10, 2009	90,298.11
August 10, 2009	90,298.11
February 10, 2010	90,298.11
August 10, 2010	90,298.11
February 10, 2011	226,230.76
August 10, 2011	226,230.76
February 10, 2012	149,525.91
August 10, 2012	149,525.91
February 10, 2013	81,559.59
August 10, 2013	81,559.59
February 10, 2014	81,559.59
August 10, 2014	81,559.59
February 10, 2015	81,559.59
August 10, 2015	81,559.59
February 10, 2016	81,559.59
August 10, 2016	81,559.59
February 10, 2017	158,264.44
August 10, 2017	158,264.44
February 10, 2018	150,496.86
August 10, 2018	150,496.86
February 10, 2019	142,729.28
August 10, 2019	142,729.28
February 10, 2020	172,828.65
August 10, 2020	172,828.65
February 10, 2021	157,293.49
August 10, 2021	157,293.49
February 10, 2022	157,293.49
August 10, 2022	918,999.27

N3758Y
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	141,702.55
August 10, 2008	38,596.75
February 10, 2009	90,298.11
August 10, 2009	90,298.11
February 10, 2010	90,298.11
August 10, 2010	90,298.11
February 10, 2011	226,230.76
August 10, 2011	226,230.76
February 10, 2012	149,525.91
August 10, 2012	149,525.91
February 10, 2013	81,559.59
August 10, 2013	81,559.59
February 10, 2014	81,559.59
August 10, 2014	81,559.59
February 10, 2015	81,559.59
August 10, 2015	81,559.59
February 10, 2016	81,559.59
August 10, 2016	81,559.59
February 10, 2017	158,264.44
August 10, 2017	158,264.44
February 10, 2018	150,496.86
August 10, 2018	150,496.86
February 10, 2019	142,729.28
August 10, 2019	142,729.28
February 10, 2020	172,828.65
August 10, 2020	172,828.65
February 10, 2021	157,293.49
August 10, 2021	157,293.49
February 10, 2022	157,293.49
August 10, 2022	918,999.27

N3756
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	141,702.55
August 10, 2008	38,596.75
February 10, 2009	90,298.11
August 10, 2009	90,298.11
February 10, 2010	90,298.11
August 10, 2010	90,298.11
February 10, 2011	226,230.76
August 10, 2011	226,230.76
February 10, 2012	149,525.91
August 10, 2012	149,525.91
February 10, 2013	81,559.59
August 10, 2013	81,559.59
February 10, 2014	81,559.59
August 10, 2014	81,559.59
February 10, 2015	81,559.59
August 10, 2015	81,559.59
February 10, 2016	81,559.59
August 10, 2016	81,559.59
February 10, 2017	158,264.44
August 10, 2017	158,264.44
February 10, 2018	150,496.86
August 10, 2018	150,496.86
February 10, 2019	142,729.28
August 10, 2019	142,729.28
February 10, 2020	172,828.65
August 10, 2020	172,828.65
February 10, 2021	157,293.49
August 10, 2021	157,293.49
February 10, 2022	157,293.49
August 10, 2022	918,999.27

N174DZ
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	201,896.71
August 10, 2008	55,587.88
February 10, 2009	314,165.67
August 10, 2009	314,165.67
February 10, 2010	208,982.45
August 10, 2010	208,982.45
February 10, 2011	285,101.88
August 10, 2011	285,101.88
February 10, 2012	268,494.01
August 10, 2012	268,494.01
February 10, 2013	175,766.70
August 10, 2013	175,766.70
February 10, 2014	197,910.53
August 10, 2014	197,910.53
February 10, 2015	186,838.61
August 10, 2015	186,838.61
February 10, 2016	175,766.70
August 10, 2016	175,766.70
February 10, 2017	164,694.78
August 10, 2017	164,694.78
February 10, 2018	153,622.86
August 10, 2018	153,622.86
February 10, 2019	166,078.77
August 10, 2019	166,078.77
February 10, 2020	152,238.87
August 10, 2020	152,238.87
February 10, 2021	110,719.18
August 10, 2021	110,719.18
February 10, 2022	110,719.18
August 10, 2022	330,034.21

N175DZ
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	212,351.00
August 10, 2008	58,986.52
February 10, 2009	339,135.08
August 10, 2009	339,135.08
February 10, 2010	224,149.36
August 10, 2010	224,149.36
February 10, 2011	308,569.25
August 10, 2011	308,569.25
February 10, 2012	291,103.07
August 10, 2012	291,103.07
February 10, 2013	189,217.00
August 10, 2013	189,217.00
February 10, 2014	180,483.90
August 10, 2014	180,483.90
February 10, 2015	202,316.63
August 10, 2015	202,316.63
February 10, 2016	190,672.51
August 10, 2016	190,672.51
February 10, 2017	179,028.39
August 10, 2017	179,028.39
February 10, 2018	167,384.27
August 10, 2018	167,384.27
February 10, 2019	155,740.14
August 10, 2019	155,740.14
February 10, 2020	167,384.27
August 10, 2020	167,384.27
February 10, 2021	116,441.23
August 10, 2021	116,441.23
February 10, 2022	116,441.23
August 10, 2022	560,971.05

N176DZ
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	212,351.00
August 10, 2008	58,986.52
February 10, 2009	339,135.08
August 10, 2009	339,135.08
February 10, 2010	224,149.36
August 10, 2010	224,149.36
February 10, 2011	308,569.25
August 10, 2011	308,569.25
February 10, 2012	291,103.07
August 10, 2012	291,103.07
February 10, 2013	189,217.00
August 10, 2013	189,217.00
February 10, 2014	180,483.90
August 10, 2014	180,483.90
February 10, 2015	202,316.63
August 10, 2015	202,316.63
February 10, 2016	190,672.51
August 10, 2016	190,672.51
February 10, 2017	179,028.39
August 10, 2017	179,028.39
February 10, 2018	167,384.27
August 10, 2018	167,384.27
February 10, 2019	155,740.14
August 10, 2019	155,740.14
February 10, 2020	167,384.27
August 10, 2020	167,384.27
February 10, 2021	116,441.23
August 10, 2021	116,441.23
February 10, 2022	116,441.23
August 10, 2022	560,971.05

N177DZ
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	212,351.00
August 10, 2008	58,986.52
February 10, 2009	339,135.08
August 10, 2009	339,135.08
February 10, 2010	224,149.36
August 10, 2010	224,149.36
February 10, 2011	308,569.25
August 10, 2011	308,569.25
February 10, 2012	291,103.07
August 10, 2012	291,103.07
February 10, 2013	189,217.00
August 10, 2013	189,217.00
February 10, 2014	180,483.90
August 10, 2014	180,483.90
February 10, 2015	202,316.63
August 10, 2015	202,316.63
February 10, 2016	190,672.51
August 10, 2016	190,672.51
February 10, 2017	179,028.39
August 10, 2017	179,028.39
February 10, 2018	167,384.27
August 10, 2018	167,384.27
February 10, 2019	155,740.14
August 10, 2019	155,740.14
February 10, 2020	167,384.27
August 10, 2020	167,384.27
February 10, 2021	116,441.23
August 10, 2021	116,441.23
February 10, 2022	116,441.23
August 10, 2022	560,971.05

N835MH
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	202,486.52
August 10, 2008	93,518.62
February 10, 2009	264,148.38
August 10, 2009	264,148.38
February 10, 2010	254,600.84
August 10, 2010	254,600.84
February 10, 2011	351,667.42
August 10, 2011	351,667.42
February 10, 2012	230,732.01
August 10, 2012	230,732.01
February 10, 2013	221,184.48
August 10, 2013	221,184.48
February 10, 2014	211,636.95
August 10, 2014	211,636.95
February 10, 2015	202,089.42
August 10, 2015	202,089.42
February 10, 2016	227,549.50
August 10, 2016	227,549.50
February 10, 2017	289,608.46
August 10, 2017	289,608.46
February 10, 2018	195,724.40
August 10, 2018	195,724.40
February 10, 2019	182,994.36
August 10, 2019	182,994.36
February 10, 2020	114,570.38
August 10, 2020	114,570.38
February 10, 2021	143,212.97
August 10, 2021	143,212.97
February 10, 2022	143,212.97
August 10, 2022	1,021,342.75

N834MH
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	202,486.52
August 10, 2008	93,518.62
February 10, 2009	264,148.38
August 10, 2009	264,148.38
February 10, 2010	254,600.84
August 10, 2010	254,600.84
February 10, 2011	351,667.42
August 10, 2011	351,667.42
February 10, 2012	230,732.01
August 10, 2012	230,732.01
February 10, 2013	221,184.48
August 10, 2013	221,184.48
February 10, 2014	211,636.95
August 10, 2014	211,636.95
February 10, 2015	202,089.42
August 10, 2015	202,089.42
February 10, 2016	227,549.50
August 10, 2016	227,549.50
February 10, 2017	289,608.46
August 10, 2017	289,608.46
February 10, 2018	195,724.40
August 10, 2018	195,724.40
February 10, 2019	182,994.36
August 10, 2019	182,994.36
February 10, 2020	114,570.38
August 10, 2020	114,570.38
February 10, 2021	143,212.97
August 10, 2021	143,212.97
February 10, 2022	143,212.97
August 10, 2022	1,021,342.75

N826MH
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	202,486.52
August 10, 2008	93,518.62
February 10, 2009	264,148.38
August 10, 2009	264,148.38
February 10, 2010	254,600.84
August 10, 2010	254,600.84
February 10, 2011	351,667.42
August 10, 2011	351,667.42
February 10, 2012	230,732.01
August 10, 2012	230,732.01
February 10, 2013	221,184.48
August 10, 2013	221,184.48
February 10, 2014	211,636.95
August 10, 2014	211,636.95
February 10, 2015	202,089.42
August 10, 2015	202,089.42
February 10, 2016	227,549.50
August 10, 2016	227,549.50
February 10, 2017	289,608.46
August 10, 2017	289,608.46
February 10, 2018	195,724.40
August 10, 2018	195,724.40
February 10, 2019	182,994.36
August 10, 2019	182,994.36
February 10, 2020	114,570.38
August 10, 2020	114,570.38
February 10, 2021	143,212.97
August 10, 2021	143,212.97
February 10, 2022	143,212.97
August 10, 2022	1,021,342.75

N836MH
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	202,486.52
August 10, 2008	93,518.62
February 10, 2009	264,148.38
August 10, 2009	264,148.38
February 10, 2010	254,600.84
August 10, 2010	254,600.84
February 10, 2011	351,667.42
August 10, 2011	351,667.42
February 10, 2012	230,732.01
August 10, 2012	230,732.01
February 10, 2013	221,184.48
August 10, 2013	221,184.48
February 10, 2014	211,636.95
August 10, 2014	211,636.95
February 10, 2015	202,089.42
August 10, 2015	202,089.42
February 10, 2016	227,549.50
August 10, 2016	227,549.50
February 10, 2017	289,608.46
August 10, 2017	289,608.46
February 10, 2018	195,724.40
August 10, 2018	195,724.40
February 10, 2019	182,994.36
August 10, 2019	182,994.36
February 10, 2020	114,570.38
August 10, 2020	114,570.38
February 10, 2021	143,212.97
August 10, 2021	143,212.97
February 10, 2022	143,212.97
August 10, 2022	1,021,342.75

N825MH
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	202,486.52
August 10, 2008	93,518.62
February 10, 2009	264,148.38
August 10, 2009	264,148.38
February 10, 2010	254,600.84
August 10, 2010	254,600.84
February 10, 2011	351,667.42
August 10, 2011	351,667.42
February 10, 2012	230,732.01
August 10, 2012	230,732.01
February 10, 2013	221,184.48
August 10, 2013	221,184.48
February 10, 2014	211,636.95
August 10, 2014	211,636.95
February 10, 2015	202,089.42
August 10, 2015	202,089.42
February 10, 2016	227,549.50
August 10, 2016	227,549.50
February 10, 2017	289,608.46
August 10, 2017	289,608.46
February 10, 2018	195,724.40
August 10, 2018	195,724.40
February 10, 2019	182,994.36
August 10, 2019	182,994.36
February 10, 2020	114,570.38
August 10, 2020	114,570.38
February 10, 2021	143,212.97
August 10, 2021	143,212.97
February 10, 2022	143,212.97
August 10, 2022	1,021,342.75

N837MH
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	202,486.52
August 10, 2008	93,518.62
February 10, 2009	264,148.38
August 10, 2009	264,148.38
February 10, 2010	254,600.84
August 10, 2010	254,600.84
February 10, 2011	351,667.42
August 10, 2011	351,667.42
February 10, 2012	230,732.01
August 10, 2012	230,732.01
February 10, 2013	221,184.48
August 10, 2013	221,184.48
February 10, 2014	211,636.95
August 10, 2014	211,636.95
February 10, 2015	202,089.42
August 10, 2015	202,089.42
February 10, 2016	227,549.50
August 10, 2016	227,549.50
February 10, 2017	289,608.46
August 10, 2017	289,608.46
February 10, 2018	195,724.40
August 10, 2018	195,724.40
February 10, 2019	182,994.36
August 10, 2019	182,994.36
February 10, 2020	114,570.38
August 10, 2020	114,570.38
February 10, 2021	143,212.97
August 10, 2021	143,212.97
February 10, 2022	143,212.97
August 10, 2022	1,021,342.75

N838MH
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	207,883.14
August 10, 2008	97,849.19
February 10, 2009	275,724.80
August 10, 2009	275,724.80
February 10, 2010	265,876.77
August 10, 2010	265,876.77
February 10, 2011	369,261.00
August 10, 2011	369,261.00
February 10, 2012	241,256.69
August 10, 2012	241,256.69
February 10, 2013	231,408.66
August 10, 2013	231,408.66
February 10, 2014	221,560.62
August 10, 2014	221,560.62
February 10, 2015	211,712.59
August 10, 2015	211,712.59
February 10, 2016	214,048.45
August 10, 2016	214,048.45
February 10, 2017	307,423.85
August 10, 2017	307,423.85
February 10, 2018	206,234.76
August 10, 2018	206,234.76
February 10, 2019	193,104.05
August 10, 2019	193,104.05
February 10, 2020	118,176.39
August 10, 2020	118,176.39
February 10, 2021	128,145.03
August 10, 2021	128,145.03
February 10, 2022	128,145.03
August 10, 2022	1,255,255.32

N839MH
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	207,883.14
August 10, 2008	97,849.19
February 10, 2009	275,724.80
August 10, 2009	275,724.80
February 10, 2010	265,876.77
August 10, 2010	265,876.77
February 10, 2011	369,261.00
August 10, 2011	369,261.00
February 10, 2012	241,256.69
August 10, 2012	241,256.69
February 10, 2013	231,408.66
August 10, 2013	231,408.66
February 10, 2014	221,560.62
August 10, 2014	221,560.62
February 10, 2015	211,712.59
August 10, 2015	211,712.59
February 10, 2016	214,048.45
August 10, 2016	214,048.45
February 10, 2017	307,423.85
August 10, 2017	307,423.85
February 10, 2018	206,234.76
August 10, 2018	206,234.76
February 10, 2019	193,104.05
August 10, 2019	193,104.05
February 10, 2020	118,176.39
August 10, 2020	118,176.39
February 10, 2021	128,145.03
August 10, 2021	128,145.03
February 10, 2022	128,145.03
August 10, 2022	1,255,255.32

N827MH
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	207,883.14
August 10, 2008	97,849.19
February 10, 2009	275,724.80
August 10, 2009	275,724.80
February 10, 2010	265,876.77
August 10, 2010	265,876.77
February 10, 2011	369,261.00
August 10, 2011	369,261.00
February 10, 2012	241,256.69
August 10, 2012	241,256.69
February 10, 2013	231,408.66
August 10, 2013	231,408.66
February 10, 2014	221,560.62
August 10, 2014	221,560.62
February 10, 2015	211,712.59
August 10, 2015	211,712.59
February 10, 2016	214,048.45
August 10, 2016	214,048.45
February 10, 2017	307,423.85
August 10, 2017	307,423.85
February 10, 2018	206,234.76
August 10, 2018	206,234.76
February 10, 2019	193,104.05
August 10, 2019	193,104.05
February 10, 2020	118,176.39
August 10, 2020	118,176.39
February 10, 2021	128,145.03
August 10, 2021	128,145.03
February 10, 2022	128,145.03
August 10, 2022	1,255,255.32

N840MH
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	207,883.14
August 10, 2008	97,849.19
February 10, 2009	275,724.80
August 10, 2009	275,724.80
February 10, 2010	265,876.77
August 10, 2010	265,876.77
February 10, 2011	369,261.00
August 10, 2011	369,261.00
February 10, 2012	241,256.69
August 10, 2012	241,256.69
February 10, 2013	231,408.66
August 10, 2013	231,408.66
February 10, 2014	221,560.62
August 10, 2014	221,560.62
February 10, 2015	211,712.59
August 10, 2015	211,712.59
February 10, 2016	214,048.45
August 10, 2016	214,048.45
February 10, 2017	307,423.85
August 10, 2017	307,423.85
February 10, 2018	206,234.76
August 10, 2018	206,234.76
February 10, 2019	193,104.05
August 10, 2019	193,104.05
February 10, 2020	118,176.39
August 10, 2020	118,176.39
February 10, 2021	128,145.03
August 10, 2021	128,145.03
February 10, 2022	128,145.03
August 10, 2022	1,255,255.32

N841MH
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	207,883.14
August 10, 2008	97,849.19
February 10, 2009	275,724.80
August 10, 2009	275,724.80
February 10, 2010	265,876.77
August 10, 2010	265,876.77
February 10, 2011	369,261.00
August 10, 2011	369,261.00
February 10, 2012	241,256.69
August 10, 2012	241,256.69
February 10, 2013	231,408.66
August 10, 2013	231,408.66
February 10, 2014	221,560.62
August 10, 2014	221,560.62
February 10, 2015	211,712.59
August 10, 2015	211,712.59
February 10, 2016	214,048.45
August 10, 2016	214,048.45
February 10, 2017	307,423.85
August 10, 2017	307,423.85
February 10, 2018	206,234.76
August 10, 2018	206,234.76
February 10, 2019	193,104.05
August 10, 2019	193,104.05
February 10, 2020	118,176.39
August 10, 2020	118,176.39
February 10, 2021	128,145.03
August 10, 2021	128,145.03
February 10, 2022	128,145.03
August 10, 2022	1,255,255.32

N842MH
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	207,883.14
August 10, 2008	97,849.19
February 10, 2009	275,724.80
August 10, 2009	275,724.80
February 10, 2010	265,876.77
August 10, 2010	265,876.77
February 10, 2011	369,261.00
August 10, 2011	369,261.00
February 10, 2012	241,256.69
August 10, 2012	241,256.69
February 10, 2013	231,408.66
August 10, 2013	231,408.66
February 10, 2014	221,560.62
August 10, 2014	221,560.62
February 10, 2015	211,712.59
August 10, 2015	211,712.59
February 10, 2016	214,048.45
August 10, 2016	214,048.45
February 10, 2017	307,423.85
August 10, 2017	307,423.85
February 10, 2018	206,234.76
August 10, 2018	206,234.76
February 10, 2019	193,104.05
August 10, 2019	193,104.05
February 10, 2020	118,176.39
August 10, 2020	118,176.39
February 10, 2021	128,145.03
August 10, 2021	128,145.03
February 10, 2022	128,145.03
August 10, 2022	1,255,255.32

N843MH
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	213,187.21
August 10, 2008	102,454.18
February 10, 2009	289,508.07
August 10, 2009	289,508.07
February 10, 2010	279,348.77
August 10, 2010	279,348.77
February 10, 2011	391,069.23
August 10, 2011	391,069.23
February 10, 2012	253,950.54
August 10, 2012	253,950.54
February 10, 2013	243,791.25
August 10, 2013	243,791.25
February 10, 2014	233,631.96
August 10, 2014	233,631.96
February 10, 2015	223,472.67
August 10, 2015	223,472.67
February 10, 2016	213,313.38
August 10, 2016	213,313.38
February 10, 2017	306,055.76
August 10, 2017	306,055.76
February 10, 2018	219,511.25
August 10, 2018	219,511.25
February 10, 2019	205,965.53
August 10, 2019	205,965.53
February 10, 2020	121,911.50
August 10, 2020	121,911.50
February 10, 2021	121,911.50
August 10, 2021	121,911.50
February 10, 2022	121,911.50
August 10, 2022	1,546,564.29

N844MH
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	213,187.21
August 10, 2008	102,454.18
February 10, 2009	289,508.07
August 10, 2009	289,508.07
February 10, 2010	279,348.77
August 10, 2010	279,348.77
February 10, 2011	391,069.23
August 10, 2011	391,069.23
February 10, 2012	253,950.54
August 10, 2012	253,950.54
February 10, 2013	243,791.25
August 10, 2013	243,791.25
February 10, 2014	233,631.96
August 10, 2014	233,631.96
February 10, 2015	223,472.67
August 10, 2015	223,472.67
February 10, 2016	213,313.38
August 10, 2016	213,313.38
February 10, 2017	306,055.76
August 10, 2017	306,055.76
February 10, 2018	219,511.25
August 10, 2018	219,511.25
February 10, 2019	205,965.53
August 10, 2019	205,965.53
February 10, 2020	121,911.50
August 10, 2020	121,911.50
February 10, 2021	121,911.50
August 10, 2021	121,911.50
February 10, 2022	121,911.50
August 10, 2022	1,546,564.29

N860DA
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	405,020.68
August 10, 2008	110,542.00
February 10, 2009	646,564.05
August 10, 2009	646,564.05
February 10, 2010	427,342.76
August 10, 2010	427,342.76
February 10, 2011	588,290.04
August 10, 2011	588,290.04
February 10, 2012	554,990.60
August 10, 2012	554,990.60
February 10, 2013	360,743.89
August 10, 2013	360,743.89
February 10, 2014	344,094.17
August 10, 2014	344,094.17
February 10, 2015	385,718.47
August 10, 2015	385,718.47
February 10, 2016	363,518.84
August 10, 2016	363,518.84
February 10, 2017	341,319.22
August 10, 2017	341,319.22
February 10, 2018	319,119.60
August 10, 2018	319,119.60
February 10, 2019	296,919.97
August 10, 2019	296,919.97
February 10, 2020	319,119.60
August 10, 2020	319,119.60
February 10, 2021	221,996.24
August 10, 2021	221,996.24
February 10, 2022	221,996.24
August 10, 2022	1,068,966.18

N861DA
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	405,020.68
August 10, 2008	110,542.00
February 10, 2009	646,564.05
August 10, 2009	646,564.05
February 10, 2010	427,342.76
August 10, 2010	427,342.76
February 10, 2011	588,290.04
August 10, 2011	588,290.04
February 10, 2012	554,990.60
August 10, 2012	554,990.60
February 10, 2013	360,743.89
August 10, 2013	360,743.89
February 10, 2014	344,094.17
August 10, 2014	344,094.17
February 10, 2015	385,718.47
August 10, 2015	385,718.47
February 10, 2016	363,518.84
August 10, 2016	363,518.84
February 10, 2017	341,319.22
August 10, 2017	341,319.22
February 10, 2018	319,119.60
August 10, 2018	319,119.60
February 10, 2019	296,919.97
August 10, 2019	296,919.97
February 10, 2020	319,119.60
August 10, 2020	319,119.60
February 10, 2021	221,996.24
August 10, 2021	221,996.24
February 10, 2022	221,996.24
August 10, 2022	1,068,966.18

N865DA
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	405,020.68
August 10, 2008	110,542.00
February 10, 2009	646,564.05
August 10, 2009	646,564.05
February 10, 2010	427,342.76
August 10, 2010	427,342.76
February 10, 2011	588,290.04
August 10, 2011	588,290.04
February 10, 2012	554,990.60
August 10, 2012	554,990.60
February 10, 2013	360,743.89
August 10, 2013	360,743.89
February 10, 2014	344,094.17
August 10, 2014	344,094.17
February 10, 2015	385,718.47
August 10, 2015	385,718.47
February 10, 2016	363,518.84
August 10, 2016	363,518.84
February 10, 2017	341,319.22
August 10, 2017	341,319.22
February 10, 2018	319,119.60
August 10, 2018	319,119.60
February 10, 2019	296,919.97
August 10, 2019	296,919.97
February 10, 2020	319,119.60
August 10, 2020	319,119.60
February 10, 2021	221,996.24
August 10, 2021	221,996.24
February 10, 2022	221,996.24
August 10, 2022	1,068,966.18

N866DA
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	405,020.68
August 10, 2008	110,542.00
February 10, 2009	646,564.05
August 10, 2009	646,564.05
February 10, 2010	427,342.76
August 10, 2010	427,342.76
February 10, 2011	588,290.04
August 10, 2011	588,290.04
February 10, 2012	554,990.60
August 10, 2012	554,990.60
February 10, 2013	360,743.89
August 10, 2013	360,743.89
February 10, 2014	344,094.17
August 10, 2014	344,094.17
February 10, 2015	385,718.47
August 10, 2015	385,718.47
February 10, 2016	363,518.84
August 10, 2016	363,518.84
February 10, 2017	341,319.22
August 10, 2017	341,319.22
February 10, 2018	319,119.60
August 10, 2018	319,119.60
February 10, 2019	296,919.97
August 10, 2019	296,919.97
February 10, 2020	319,119.60
August 10, 2020	319,119.60
February 10, 2021	221,996.24
August 10, 2021	221,996.24
February 10, 2022	221,996.24
August 10, 2022	1,068,966.18

N862DA
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	405,020.68
August 10, 2008	110,542.00
February 10, 2009	646,564.05
August 10, 2009	646,564.05
February 10, 2010	427,342.76
August 10, 2010	427,342.76
February 10, 2011	588,290.04
August 10, 2011	588,290.04
February 10, 2012	554,990.60
August 10, 2012	554,990.60
February 10, 2013	360,743.89
August 10, 2013	360,743.89
February 10, 2014	344,094.17
August 10, 2014	344,094.17
February 10, 2015	385,718.47
August 10, 2015	385,718.47
February 10, 2016	363,518.84
August 10, 2016	363,518.84
February 10, 2017	341,319.22
August 10, 2017	341,319.22
February 10, 2018	319,119.60
August 10, 2018	319,119.60
February 10, 2019	296,919.97
August 10, 2019	296,919.97
February 10, 2020	319,119.60
August 10, 2020	319,119.60
February 10, 2021	221,996.24
August 10, 2021	221,996.24
February 10, 2022	221,996.24
August 10, 2022	1,068,966.18

N864DA
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	405,020.68
August 10, 2008	110,542.00
February 10, 2009	646,564.05
August 10, 2009	646,564.05
February 10, 2010	427,342.76
August 10, 2010	427,342.76
February 10, 2011	588,290.04
August 10, 2011	588,290.04
February 10, 2012	554,990.60
August 10, 2012	554,990.60
February 10, 2013	360,743.89
August 10, 2013	360,743.89
February 10, 2014	344,094.17
August 10, 2014	344,094.17
February 10, 2015	385,718.47
August 10, 2015	385,718.47
February 10, 2016	363,518.84
August 10, 2016	363,518.84
February 10, 2017	341,319.22
August 10, 2017	341,319.22
February 10, 2018	319,119.60
August 10, 2018	319,119.60
February 10, 2019	296,919.97
August 10, 2019	296,919.97
February 10, 2020	319,119.60
August 10, 2020	319,119.60
February 10, 2021	221,996.24
August 10, 2021	221,996.24
February 10, 2022	221,996.24
August 10, 2022	1,068,966.18

N863DA
SCHEDULE I-A to TRUST SUPPLEMENT NO. 2007-1B EQUIPMENT NOTE PRINCIPAL PAYMENTS
Payment Date	Scheduled Principal Payments
February 10, 2008	405,020.68
August 10, 2008	110,542.00
February 10, 2009	646,564.05
August 10, 2009	646,564.05
February 10, 2010	427,342.76
August 10, 2010	427,342.76
February 10, 2011	588,290.04
August 10, 2011	588,290.04
February 10, 2012	554,990.60
August 10, 2012	554,990.60
February 10, 2013	360,743.89
August 10, 2013	360,743.89
February 10, 2014	344,094.17
August 10, 2014	344,094.17
February 10, 2015	385,718.47
August 10, 2015	385,718.47
February 10, 2016	363,518.84
August 10, 2016	363,518.84
February 10, 2017	341,319.22
August 10, 2017	341,319.22
February 10, 2018	319,119.60
August 10, 2018	319,119.60
February 10, 2019	296,919.97
August 10, 2019	296,919.97
February 10, 2020	319,119.60
August 10, 2020	319,119.60
February 10, 2021	221,996.24
August 10, 2021	221,996.24
February 10, 2022	221,996.24
August 10, 2022	1,068,966.18

SCHEDULE I-B to

TRUST SUPPLEMENT NO. 2007-1B

AGGREGATE EQUIPMENT NOTE PRINCIPAL PAYMENTS

Payment Date	Scheduled Principal Payments

February 10, 2008	8,111,425.62
August 10, 2008	2,781,563.62
February 10, 2009	10,662,694.45
August 10, 2009	10,662,694.45
February 10, 2010	8,541,313.02
August 10, 2010	8,541,313.02
February 10, 2011	12,892,908.72
August 10, 2011	12,892,908.72
February 10, 2012	9,992,702.23
August 10, 2012	9,992,702.23
February 10, 2013	7,363,177.92
August 10, 2013	7,363,177.92
February 10, 2014	7,131,154.33
August 10, 2014	7,131,154.33
February 10, 2015	7,340,258.76
August 10, 2015	7,340,258.76
February 10, 2016	7,285,314.14
August 10, 2016	7,285,314.14
February 10, 2017	9,004,252.11
August 10, 2017	9,004,252.11
February 10, 2018	7,374,426.22
August 10, 2018	7,374,426.22
February 10, 2019	6,951,964.26
August 10, 2019	6,951,964.26
February 10, 2020	6,414,768.49
August 10, 2020	6,414,768.49
February 10, 2021	5,598,820.57
August 10, 2021	5,598,820.57
February 10, 2022	5,598,820.57
August 10, 2022	35,766,679.75

SCHEDULE II to

TRUST SUPPLEMENT NO. 2007-1B

EQUIPMENT NOTES,

PRINCIPAL AMOUNTS, MATURITIES AND AIRCRAFT

Principal Amount of Equipment Notes	Maturity	Aircraft	Aircraft Registration Number
3,795,000.00	August 10, 2022	Boeing 737-800	N371DA
4,585,000.00	August 10, 2022	Boeing 737-800	N3749D
4,585,000.00	August 10, 2022	Boeing 737-800	N3750D
4,585,000.00	August 10, 2022	Boeing 737-800	N3751B
4,585,000.00	August 10, 2022	Boeing 737-800	N3752
4,585,000.00	August 10, 2022	Boeing 737-800	N3753
4,585,000.00	August 10, 2022	Boeing 737-800	N3754A
4,585,000.00	August 10, 2022	Boeing 737-800	N3755D
4,585,000.00	August 10, 2022	Boeing 737-800	N3757D
4,585,000.00	August 10, 2022	Boeing 737-800	N3758Y
4,585,000.00	August 10, 2022	Boeing 737-800	N3756
5,819,000.00	August 10, 2022	Boeing 767-300ER	N174DZ
6,372,000.00	August 10, 2022	Boeing 767-300ER	N175DZ
6,372,000.00	August 10, 2022	Boeing 767-300ER	N176DZ
6,372,000.00	August 10, 2022	Boeing 767-300ER	N177DZ
7,240,000.00	August 10, 2022	Boeing 767-400ER	N835MH
7,240,000.00	August 10, 2022	Boeing 767-400ER	N834MH
7,240,000.00	August 10, 2022	Boeing 767-400ER	N826MH
7,240,000.00	August 10, 2022	Boeing 767-400ER	N836MH
7,240,000.00	August 10, 2022	Boeing 767-400ER	N825MH
7,240,000.00	August 10, 2022	Boeing 767-400ER	N837MH
7,657,000.00	August 10, 2022	Boeing 767-400ER	N838MH
7,657,000.00	August 10, 2022	Boeing 767-400ER	N839MH
7,657,000.00	August 10, 2022	Boeing 767-400ER	N827MH
7,657,000.00	August 10, 2022	Boeing 767-400ER	N840MH
7,657,000.00	August 10, 2022	Boeing 767-400ER	N841MH
7,657,000.00	August 10, 2022	Boeing 767-400ER	N842MH
8,191,000.00	August 10, 2022	Boeing 767-400ER	N843MH
8,191,000.00	August 10, 2022	Boeing 767-400ER	N844MH
12,146,000.00	August 10, 2022	Boeing 777-200ER	N860DA
12,146,000.00	August 10, 2022	Boeing 777-200ER	N861DA
12,146,000.00	August 10, 2022	Boeing 777-200ER	N865DA
12,146,000.00	August 10, 2022	Boeing 777-200ER	N866DA
12,146,000.00	August 10, 2022	Boeing 777-200ER	N862DA
12,146,000.00	August 10, 2022	Boeing 777-200ER	N864DA
12,146,000.00	August 10, 2022	Boeing 777-200ER	N863DA

SCHEDULE III to

TRUST SUPPLEMENT NO. 2007-1B

NOTE DOCUMENTS

Participation Agreement

Indenture and Security Agreement

For each of the aircraft listed in Schedule II.